                                                      1933 Act File No. 33-58846
                                                      1940 Act File No. 811-7538


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                            Pre-Effective Amendment No.                      [ ]


                         Post-Effective Amendment No. 34                     [X]

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          [X]
                                     OF 1940

                                 Amendment No. 34                            [X]


                          LORD ABBETT SECURITIES TRUST
                ------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                90 Hudson Street, Jersey City, New Jersey 07302-3973
                      Address of Principal Executive Office

                   Registrant's Telephone Number (201) 395-2000

                             Christina T. Simmons, Esq.
                   Vice President and Assistant General Counsel
                                 Lord, Abbett & Co.
                90 Hudson Street, Jersey City, New Jersey 07302-3973
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

  X    immediately upon filing pursuant to paragraph (b)
-----
       on date pursuant to paragraph (b)
-----
       60 days after filing pursuant to paragraph (a) (1)
-----
       on date pursuant to paragraph (a) (1)
-----
       75 days after filing pursuant to paragraph (a) (2)
-----
       on (date) pursuant to paragraph (a) (2) of rule 485
-----

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a ----- previously filed post-effective amendment.

                                 [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-

LORD ABBETT


ALL VALUE FUND
INTERNATIONAL SERIES
WORLD BOND-DEBENTURE SERIES
ALPHA SERIES



March 1, 2001
PROSPECTUS


--------------------------------------------------------------------------------
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Class P shares of the International Series are currently offered by this prospectus. Class P shares of the All Value Fund, Alpha Series, and World Bond-Debenture Series are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                                TABLE OF CONTENTS

THE FUNDS                                                                   Page
Information about the goal, principal strategy,
main risks, performance, and fees and expenses

All Value Fund                                                               2
International Series                                                         5
World Bond-Debenture Series                                                  8
Alpha Series                                                                11

YOUR INVESTMENT

Information for managing your Fund account

PURCHASES                                                                   15
SALES COMPENSATION                                                          18
OPENING YOUR ACCOUNT                                                        19
REDEMPTIONS                                                                 19
DISTRIBUTIONS AND TAXES                                                     20
SERVICES FOR FUND INVESTORS                                                 21
MANAGEMENT                                                                  22

FOR MORE INFORMATION

How to learn more about the Funds

OTHER INVESTMENT TECHNIQUES                                                 23
GLOSSARY OF SHADED TERMS                                                    26
RECENT PERFORMANCE                                                          27

FINANCIAL INFORMATION

Financial highlights and line graph comparison of each Fund, and broker compensation

ALL VALUE FUND                                                              31
INTERNATIONAL SERIES                                                        33
WORLD BOND-DEBENTURE SERIES                                                 35
ALPHA SERIES                                                                37
COMPENSATION FOR YOUR DEALER                                                39

How to learn more about the Funds and other Lord Abbett
Funds

BACK COVER

                                                           ALL VALUE FUND
                               (FORMERLY KNOWN AS GROWTH & INCOME SERIES)



GOAL


The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL STRATEGY


To pursue this goal, the Fund purchases equity securities of U.S. and multinational companies in all market capitalization ranges that we believe are undervalued. The Fund may invest in such equity securities as common stocks, convertible bonds, convertible preferred stocks, and warrants. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of large, seasoned companies with market capitalizations of at least $8 billion. The Fund may invest in mid-size and small company securities when we believe that such investments would be appropriate for the Fund. The Fund chooses stocks using


- QUANTITATIVE RESEARCH to identify which stocks we believe represent the best bargains

- FUNDAMENTAL RESEARCH to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

- BUSINESS CYCLE ANALYSIS to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions.

The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forgo some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.


While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit the Fund's downside risk because value stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than mid or small company stocks. Although smaller companies may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.


We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


While typically fully invested, at times the Fund may invest temporarily in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid or small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.



Investments in mid or small companies generally involve greater risks than investments in large company stocks. Mid or small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Mid or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in mid or small company stocks, subjecting them to greater price fluctuations than larger company stocks.



An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


[SIDENOTE]

WE OR THE FUND refers to Lord Abbett All Value Fund ("All Value Fund") formerly known as the Growth & Income Series, a portfolio or series of Lord Abbett Securities Trust (the "Trust").



ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.


SMALL-COMPANY stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



2  The Funds

ALL VALUE FUND

[SIDENOTE]
Symbols:    Class A - LDFVX
            Class B - GILBX
            Class C - GILAX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class C shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS C SHARES
--------------------------------------------------------------------------------
95                                            32.3%
96                                            18.3%
97                                            26.6%
98                                            14.6%
99                                            19.6%
00                                             8.5%

BEST QUARTER             4th Q '98            18.4%

WORST QUARTER            3rd Q '98           -11.3%

--------------------------------------------------------------------------------


The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of broad-based and narrowly based securities market indices. The Fund intends to eliminate the comparison to the S&P 500 Index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.



---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR       5 YEARS        SINCE INCEPTION(1)
Class A shares                                           3.00%             -                    18.91%
---------------------------------------------------------------------------------------------------------
Class B shares                                           3.57%             -                    15.33%
---------------------------------------------------------------------------------------------------------
Class C shares                                           7.53%         17.36%                   16.94%
---------------------------------------------------------------------------------------------------------
S&P 500(R)Index(2)                                      -9.10%         18.33%                   19.60%(3)
                                                                                                14.69%(4)
                                                                                                18.25%(5)
---------------------------------------------------------------------------------------------------------
S&P Barra Value Index(2)                                 6.08%         16.81%                   18.18%(3)
                                                                                                13.79%(4)
                                                                                                16.77%(5)
---------------------------------------------------------------------------------------------------------
Russell 3000 Value Index(2)                              8.04%         16.48%                   17.97%(3)
                                                                                                13.37%(4)
                                                                                                16.32%(5)
---------------------------------------------------------------------------------------------------------


(1) The dates of inception for each class are: A - 7/15/96; B - 6/5/97; and C
    - 1/3/94.


(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 7/31/96 - 12/31/00, to correspond with Class A inception date.


(4) Represents total return for the period 5/31/97 - 12/31/00, to correspond with Class B inception date.


(5) Represents total return for the period 12/31/93 - 12/31/00, to correspond with Class C inception date.


                                                               The Funds   3

                                                           ALL VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.Fee Table

-----------------------------------------------------------------------------------------------------------------------
FEE TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A    CLASS B(2)   CLASS C    CLASS P
-----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                     5.75%        none         none      none
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)                             none(1)      5.00%       1.00%(1)   none
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
-----------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                             0.75%        0.75%       0.75%     0.75%
-----------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(4)                                       0.38%(5)     1.00%       1.00%     0.45%
-----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                 0.25%        0.25%       0.25%     0.25%
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                       1.38%(5)     2.00%       2.00%     1.45%
-----------------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.


[SIDENOTE]

MANAGEMENT FEES are payable
to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12B-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares         $707              $987            $1,287           $2,137
--------------------------------------------------------------------------------
Class B shares         $703              $927            $1,278           $2,169
--------------------------------------------------------------------------------
Class C shares         $303              $627            $1,078           $2,327
--------------------------------------------------------------------------------
Class P shares         $148              $459            $  792           $1,735
--------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares         $707              $987            $1,287           $2,137
--------------------------------------------------------------------------------
Class B shares         $203              $627            $1,078           $2,169
--------------------------------------------------------------------------------
Class C shares         $203              $627            $1,078           $2,327
--------------------------------------------------------------------------------
Class P shares         $148              $459            $  792           $1,735
--------------------------------------------------------------------------------


4 The Funds

                                                            INTERNATIONAL SERIES

GOAL


The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY

To pursue this goal, the Fund invests in stocks of companies principally based outside the United States. Under normal conditions, at least 80% of the Fund's assets will be invested in stocks of companies in at least three different countries outside the United States.

The Fund intends to invest primarily in stocks of small companies, those with market capitalizations of less than $2 billion, although the Fund may also invest in stocks of larger companies.


We look for:

- developing global trends on an industry-by-industry basis

- companies which are the strongest or the best positioned in those industries

- companies selling at attractive prices

- companies we see as having the best potential for growth or profits.

We may limit the number of holdings in this Fund to a greater degree than other similar funds in an effort to prevent the dilution of the performance of securities held in the portfolio. However, this Fund is a diversified fund.


The Fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could reduce the Fund's ability to benefit from an upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. This means the value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.



Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.


Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDE NOTE]

WE OR THE FUND refers to International Series, a portfolio or series of the Trust.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

SMALL COMPANIES are often new and less established, with a ten-dency to be faster-growing but more volatile and less liquid than large company stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


                                                                  The Funds 5

                INTERNATIONAL SERIES  Symbols Class A - LAIEX
                                              Class B - LINBX
                                              Class C - LINCX
PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------
97                                          19.7%
98                                          15.5%
99                                          27.3%
00                                         -23.6%

BEST QUARTER              1st Q '98         23.7%

WORST QUARTER             4th Q '00        -23.3%
--------------------------------------------------------------------------------


The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


[CHART]

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR         SINCE INCEPTION(1)
Class A shares                                          -27.90%                  6.14%
---------------------------------------------------------------------------------------------
Class B shares                                          -27.76%                  4.76%
---------------------------------------------------------------------------------------------
Class C shares                                          -24.69%                  5.50%
---------------------------------------------------------------------------------------------
Class P shares                                          -23.45%                 -0.34%
---------------------------------------------------------------------------------------------
Morgan Stanley Capital International                    -13.96%                  7.69%(3)
European, Australasia and Far East                       -                       7.01%(4)
Index ("MSCI EAFE Index")(2)                             -                       6.63%(5)
---------------------------------------------------------------------------------------------------------------------------


(1) The dates of inception for each class are: A - 12/13/96; B - 6/2/97; C -6/2/97; and P - 3/8/99.

(2) Performance for the unmanaged MSCI EAFE Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/96 - 12/31/00, to correspond with Class A inception date.

(4) Represents total return for the period 5/31/97 - 12/31/00, to correspond with Class B and C inception date.

(5) Represents total return for the period 2/28/99 - 12/31/00, to correspond with Class P inception date.


6  The Funds

INTERNATIONAL SERIES

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


----------------------------------------------------------------------------------------------------------------------
FEE TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A   CLASS B(2)    CLASS C   CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                   5.75%     none        none        none
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)                           none(1)   5.00%       1.00%(1)    none
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                           0.75%     0.75%       0.75%       0.75%
----------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(4)                                     0.39%(5)  1.00%       1.00%       0.45%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                               0.60%     0.60%       0.60%       0.60%
----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                     1.74%(5)  2.35%       2.35%       1.80%
----------------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:



SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares         $742            $1,091            $1,464           $2,509
--------------------------------------------------------------------------------
Class B shares         $738            $1,033            $1,455           $2,536
--------------------------------------------------------------------------------
Class C shares         $338            $  733            $1,255           $2,686
--------------------------------------------------------------------------------
Class P shares         $183            $  566            $  975           $2,116
--------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:

Class A shares         $742            $1,091            $1,464           $2,509
---------------------------------------------------------------------------------------------------------------------------
Class B shares         $238            $  733            $1,255           $2,536
--------------------------------------------------------------------------------
Class C shares         $238            $  733            $1,255           $2,686
--------------------------------------------------------------------------------
Class P shares         $183            $  566            $  975           $2,116
--------------------------------------------------------------------------------



                                                                 The Funds  7

                                                 WORLD BOND-DEBENTURE SERIES

GOAL


The Fund's investment objective is high current income and the opportunity for capital appreciation.


PRINCIPAL STRATEGY


To pursue its goal, the Fund purchases debt securities of U.S. and foreign. The Fund may invest up to 100% of its assets in foreign securities without limiting itself to any particular country.


Normally, however, the Fund invests in at least three countries. We look for unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or warrants to purchase common stocks. The investment managers choose debt securities taking into account economic, political and market factors. In addition, an emphasis on fundamental research is used to determine asset allocation strategies among debt securities. Normally, the Fund invests at least 65% of its assets in all types of bonds, debentures, and other debt securities including: high-yield debt securities (also known as junk bonds); investment-grade corporate, government and other debt issues; equity-related securities such as convertibles and debt securities with warrants; and emerging market debt securities.

The Fund may purchase securities denominated in foreign currencies or in U.S. dollars. The Fund also may effect currency exchange transactions, including agreements to exchange one currency for another at a future date, known as forward foreign currency contracts. The Fund:

- will keep at least 20% of its assets in investment-grade debt, U.S. government securities, or cash

- may invest up to 35% of its assets in equity or equity-related securities, although this limit may be exceeded to avoid a loss upon a conversion of a convertible debt security.

We may take a temporary defensive position by investing our assets in short-term debt securities, in securities traded in fewer than three countries or entirely in domestic securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate. When interest rates rise, debt security prices are likely to decline, and when interest rates fall, debt securities prices tend to rise. There is also the risk that a company issuing a debt security will fail to make timely payments of principal or interest to the Fund. This risk is greater with junk bonds. Junk bonds are also subject to liquidity risks.


Foreign securities may present increased market, liquidity, currency, political, information and other risks.

The Fund is non-diversified. Non-diversified funds may invest in the securities of a relatively few companies. The value of an individual security can be more volatile than the market as a whole and can perform differently than the market as a whole. To the extent the Fund holds securities of fewer issuers than other funds it may be more volatile than those funds.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDE NOTE]

WE OR THE FUND refers to World Bond-Debenture Series, a portfolio or series of the Trust.


ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


HIGH-YIELD DEBT SECURITIES or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.


INVESTMENT-GRADE DEBT SECURITIES. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality. You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


8  The Funds

WORLD BOND-DEBENTURE SERIES      Symbols:  Class A - WBDAX
                                           Class B - WBDBX
                                           Class C - WBDCX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------
99                                           5.4%
00                                          -1.9%

BEST QUARTER             4th Q '99           6.4%

WORST QUARTER            3rd Q '99          -1.4%



The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of three broad-based securities market indices that together reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.Average Annual Total Returns Through December 31, 2000


[CHART]

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR         SINCE INCEPTION(1)
Class A shares                                          -6.50%         1.50%
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                          -7.00%         0.89%
Class C shares                                          -3.44%         0.81%
JP Morgan Emerging Market Index(2)                      15.66%         6.41%(3)
JP Morgan Global Gov't Bond Index(2)                     2.34%         10.92%(3)
Merrill Lynch High Yield Master Index(2)                -3.79%         -0.53%(3)


(1) The date of inception for all classes is 3/18/98.

(2) Performance for each unmanaged index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 3/31/98 - 12/31/00, to correspond with Class A, B, and C inception dates.

                                                                The Funds   9

WORLD BOND-DEBENTURE SERIES

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.Fee Table


------------------------------------------------------------------------------------------
FEE TABLE                                               CLASS A    CLASS B(2)    CLASS C     CLASS P
----------------------------------------------------------------------------------------------------
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                              4.75%           none        none        none
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)      none(1)         5.00%       1.00%(1)    none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                      0.75%           0.75%       0.75%       0.75%
Distribution (12b-1) and Service Fees(4)                0.38%(5)        1.00%       1.00%       0.45%
Other Expenses                                          1.05%           1.05%       1.05%       1.05%
Total Operating Expenses                                2.18%(5)        2.80%       2.80%       2.25%


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The annual operating expenses have been restated from fiscal year amounts to reflect an estimate of current fees.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12B-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


LORD ABBETT IS
CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING A PORTION OF THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND THE PARTIAL EXPENSE SUBSIDY IS 1.14% FOR CLASS A, 1.76% FOR CLASS B AND CLASS C, AND 1.21% FOR CLASS P.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:



SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares        $686           $1,125            $1,589            $2,869
---------------------------------------------------------------------------------------------------------------------------
Class B shares        $783           $1,168            $1,679            $2,983
Class C shares        $383           $  868            $1,479            $3,128
Class P shares        $228           $  703            $1,205            $2,585

You would have paid the following expenses if you did not redeem your shares:

Class A shares        $686           $1,125            $1,589            $2,869
---------------------------------------------------------------------------------------------------------------------------
Class B shares        $283           $  868            $1,479            $2,983
Class C shares        $283           $  868            $1,479            $3,128
Class P shares        $228           $  703            $1,205            $2,585


10  The Funds

                                                            ALPHA SERIES

GOAL

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

To pursue its goal, the Fund invests in three underlying funds managed by Lord Abbett. The underlying funds focus on small companies and international companies. The Fund allocates its assets among the underlying funds by attempting to achieve a balance, over time, between foreign and domestic securities similar to that of the unmanaged Salomon Brothers Extended Market Index. This Fund is intended for investors who are seeking exposure to the stocks of small U.S. and foreign companies managed in both growth and value styles.


As of the date of this prospectus, the Fund invested the following approximate percentages in the underlying funds: 40% in the International Series, 30% in the Small-Cap Value Series and 30% in the Developing Growth Fund. We decide how much to invest in the underlying funds at any particular time. These amounts may change at any time without shareholder approval.


The Fund may temporarily reduce its holdings in the underlying funds for defensive purposes in response to adverse market conditions and invest in short-term debt securities. This could reduce the Fund's ability to benefit from an upswing in the market.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. The Fund's net asset value will change as general equity price levels change and as the financial condition and prospects change for issuers in which the underlying funds invest.

Because the Fund's principal investments are in the underlying funds, the Fund is subject to the risks of the underlying funds in the proportion in which the Fund invests in them. Each underlying fund is subject to the risks of investing in the securities of small companies and in foreign securities. The risks presented by the investment practices of the Small-Cap Value Series and the Developing Growth Fund are discussed in the OAlpha Series Underlying FundsO section immediately below. The previous section of this prospectus titled OInternational SeriesO discusses the risks of investing in that underlying fund.

You may invest in the underlying funds directly. By investing in the Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDE NOTE]

WE OR THE FUND refers to the Alpha Series, a portfolio or series of the Trust.

UNDERLYING FUNDS in which the Fund invests are:
- LORD ABBETT DEVELOPING GROWTH FUND ("Developing Growth Fund")

- LORD ABBETT SECURITIES TRUST

- INTERNATIONAL SERIES ("International Series") and

- LORD ABBETT RESEARCH FUND - Small-Cap Value Series ("Small-Cap Value
Series")



FUND'S VOLATILITY AND BALANCE. The Fund's long-term volatility is expected to approximate that of the unmanaged Salomon Brothers Extended Market Index. Over time, the Fund intends to approximate the index's balance between foreign and domestic securities by varying its investments in the underlying funds, subject to the Fund's cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index do not indicate future results for the index or the Fund. The Fund may not achieve this level of volatility or balance, or its objective.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


The Funds  11

ABOUT THE ALPHA SERIES UNDERLYING FUNDS

The Alpha Series invests in three Lord Abbett underlying funds: the International Series, the Small-Cap Value Series and the Developing Growth Fund. The following is a brief description of the investment objectives and practices of the Small-Cap Value Series and the Developing Growth Fund. No offer is made in this prospectus of either of those two funds. A full description of the investment objectives and practices of the International Series may be found in this prospectus under the previous section titled "International Series".


The Small-Cap Value Series' investment objective is long-term capital appreciation. This fund usually invests at least 65% of its assets in stocks of small companies, particularly those with market capitalizations of less than $2 billion.


The Small-Cap Value Series keeps its assets invested in securities that we believe are selling at reasonable prices in relation to value.


The Small-Cap Value Series generally sells a stock when it thinks it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.


The Developing Growth Fund's investment objective is capital appreciation. Normally, at least 65% of this fund's assets are invested in the stocks of small companies in their developing growth stage. The Developing Growth Fund looks for companies with strong management and above-average growth potential.

Both the Small-Cap Value Series and the Developing Growth Fund use extensive fundamental analysis in an attempt to identify outstanding companies for investment.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less-experienced management, limited product lines, unproven track records and limited financial resources. Their securities may carry increased market, liquidity and other risks.

Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets, which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a fund's ability to remove its assets from the country. For certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability that could affect investments in those countries.


Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

12  The Funds

ALPHA SERIES      Symbols:     Class A - ALFAX
                               Class B - ALFBX
                               Class C - ALFCX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------
99                                          24.8%
00                                          -5.7%

BEST QUARTER              4th Q '99         18.2%
WORST QUARTER             2nd Q '00         -8.8%


The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

[CHART]

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR         SINCE INCEPTION(1)
Class A Shares                                          -11.10%          3.28%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                                          -10.79%          2.63%
Class C Shares                                           -7.18%          2.58%
Salomon Brothers Extended Market Index(2)                -2.28%          4.14%(3)


(1)  The date of inception for all classes is 3/18/98

(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 3/31/98 -12/31/00, to correspond with Class A, B, and C inception dates.

                                                                The Funds  13

                                                                    ALPHA SERIES

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------


                                                                Class A    Class B(2)    Class C     Class P
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                       5.75%       none        none          none
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)               none(1)     5.00%       1.00%(1)      none
-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               0.50%       0.50%       0.50%         0.50%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)                         0.39%(5)    1.00%       1.00%         0.45%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                   0.43%       0.43%       0.43%         0.43%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         1.32%(5)    1.93%       1.93%         1.38%
-------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The annual operating expenses (excluding waiver and expense reductions) have been restated from fiscal year amounts to reflect an estimate of current fees.



     While each Class of shares of the Alpha Series is expected to operate with the direct total operating expenses shown under the OFee TableO above, shareholders in the Alpha Series bear indirectly the Class Y share expenses of the underlying funds in which the Alpha Series invests. The following chart provides the expense ratio for each of the underlying funds' Class Y shares, as well as the approximate percentage of the Alpha Series' net assets invested in each underlying fund on October 31, 2000:




                                                     UNDERLYING FUNDS'       % OF ALPHA SERIES
                                                      EXPENSE RATIOS             NET ASSETS
----------------------------------------------------------------------------------------------
Developing Growth Fund                                    .80%                       30%
----------------------------------------------------------------------------------------------
Small-Cap Value Series                                   1.23%                       30%
----------------------------------------------------------------------------------------------
International Series                                     1.35%                       40%
----------------------------------------------------------------------------------------------
                                                                                    100%
                                                                              ----------------


     Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Alpha Series invests is 1.15% (the Ounderlying expense ratioO). This figure is only an approximation of the Alpha Series' underlying expense ratio, since the amount of assets invested in each of the underlying funds changes daily.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's prorata share of the Class Y expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:




SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $811           $1,300            $1,815            $3,220
--------------------------------------------------------------------------------------
Class B shares              $811           $1,251            $1,816            $3,255
--------------------------------------------------------------------------------------
Class C shares              $411           $  951            $1,616            $3,392
--------------------------------------------------------------------------------------
Class P shares              $256           $  788            $1,345            $2,866
--------------------------------------------------------------------------------------
You would have paid the following expenses if you did not redeem your shares:


Class A shares              $811           $1,300            $1,815            $3,220
--------------------------------------------------------------------------------------
Class B shares              $311           $  951            $1,616            $3,255
--------------------------------------------------------------------------------------
Class C shares              $311           $  951            $1,616            $3,392
--------------------------------------------------------------------------------------
Class P shares              $256           $  788            $1,345            $2,866
--------------------------------------------------------------------------------------



[SIDENOTE]


MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management. LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AT ANY TIME. TOTAL OPERATING EXPENSES LESS THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTIONS ARE 0.39% (CLASS A SHARES), 1.00% (CLASS B AND C SHARES), AND 0.45% (CLASS P SHARES).


12b-1 FEES refer to
fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.



14   The Funds

YOUR INVESTMENTS

PURCHASES


     The Funds offer in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value (NAV) per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge (OCDSCO) as described below.


     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION, SEE OCAPITAL STOCK AND OTHER SECURITIESO IN THE STATEMENT OF ADDITIONAL INFORMATION.


     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------
CLASS A - normally offered with a front-end sales charge
CLASS B - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
        - higher annual expenses than Class A shares
        - automatically convert to Class A shares after eight years
CLASS C - no front-end sales charge o higher annual expenses than Class A shares
        - a CDSC is applied to shares sold prior to the first anniversary of purchase
CLASS P - available to certain pension or retirement plans and pursuant to a Mutual Fund Fee Based Program


--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
(All Value Fund, International Series and Alpha Series)
--------------------------------------------------------------------------------


                                                                            TO COMPUTE
                             AS A % OF               AS A % OF             OFFERINGPRICE
YOUR INVESTMENT           OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
----------------------------------------------------------------------------------------
Less than $50,000                5.75%                  6.10%                  .9425
----------------------------------------------------------------------------------------
$50,000 to $99,999               4.75%                  4.99%                  .9525
----------------------------------------------------------------------------------------
$100,000 to $249,999             3.95%                  4.11%                  .9605
----------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                  2.83%                  .9725
----------------------------------------------------------------------------------------
$500,000 to $999,999             1.95%                  1.99%                  .9805
----------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                     1.0000
----------------------------------------------------------------------------------------

[SIDENOTE]


IT IS CURRENTLY ANTICIPATED THAT THE ALL VALUE FUND (ALL CLASSES) WILL NOT BE AVAILABLE FOR PURCHASES BY NEW INVESTORS FROM MAY 1, 2001 THROUGH JUNE 30, 2001.


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Trustees of the Funds. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.



                                                             Your Investment  15

--------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
(World Bond-Debenture Series Only)
--------------------------------------------------------------------------------

                                                                            TO COMPUTE
                              AS A % OF               AS A % OF             OFFERINGPRICE
YOUR INVESTMENT            OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
------------------------------------------------------------------------------------------
Less than $100,000               4.75%                   4.99%                .9525
------------------------------------------------------------------------------------------
$100,000 to $249,999             3.95%                   4.11%                .9605
------------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                   2.83%                .9725
$500,000 to $999,999             1.95%                   1.99%                .9805
$1,000,000 and over       No Sales Charge                                    1.0000

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser can apply the value at public offering price of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


      - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.


     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more

     -  purchases by Retirement Plans with at least 100 eligible employees

     -  purchases under a Special Retirement Wrap Program

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund

     -  purchases representing repayment under the loan feature of the Lord
        Abbett

     -  sponsored prototype 403(b) Plan for Class A shares

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     -  purchases under a Mutual Fund Fee Based Program

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting Securities dealer having a sales agreement with Lord Abbett Distributor


     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include family members of such purchasers.


     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     -  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

LORD ABBETT DISTRIBUTOR LLC (OLord Abbett DistributorO) acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


16   Your Investmetn

     CLASS A SHARE CDSC. If you buy Class A shares under one of the starred () categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.


     The Class A share CDSC generally will be waived for the following conditions:

     - benefit payments under Retirement Plans, in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)


     - redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares according to the following schedule:


--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------


ANNIVERSARY(1) OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                             ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                         SUBJECT TO CHARGE)
On                             Before
-------------------------------------------------------------------------------------
                               1st                                5.0%
-------------------------------------------------------------------------------------
1st                            2nd                                4.0%
-------------------------------------------------------------------------------------
2nd                            3rd                                3.0%
-------------------------------------------------------------------------------------
3rd                            4th                                3.0%
-------------------------------------------------------------------------------------
4th                            5th                                2.0%
-------------------------------------------------------------------------------------
5th                            6th                                1.0%
-------------------------------------------------------------------------------------
on or after the 6th(2)                                           None
-------------------------------------------------------------------------------------


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will be waived under the following circumstances:

     - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans
     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder


     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).


     SEE OSYSTEMATIC WITHDRAWAL PLANO UNDER OSERVICES FOR FUND INVESTORSO BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.


     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only)

- under $50,000 - no documentation necessary

* over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



                                                            Your Investment   17

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts. Sales compensation originates from two sources as shown in the table OFees and
     ExpensesO: sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to each share class of each Fund are up to .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under OSales ActivitiesO and OService Activities.O Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


[SIDENOTE]

12B-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

18  Your Investment

OPENING YOUR ACCOUNT


     Minimum initial investment
     -  Regular account                                                $1,000
-----------------------------------------------------------------------------
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                     $250
-----------------------------------------------------------------------------
     -  Uniform Gift to Minor Account                                    $250
-----------------------------------------------------------------------------
     -  Invest-A-Matic                                                   $250
-----------------------------------------------------------------------------


     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled OProper FormO before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.
     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell. Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                             Your Investment  19

DISTRIBUTIONS AND TAXES
     Each Fund expects to pay dividends from its net investment income as follows: semi-annually for the All Value Fund; annually for the International Series and the Alpha Series; and monthly for the World Bond-Debenture Series. Each Fund distributes net capital gains (if any) as Ocapital gains distributionsO on an annual basis.


     Distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     For federal income tax purposes, each Fund's income dividends and short-term capital gains distributions are taxable to you as ordinary income. Distribution from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt. The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be Obuying a dividendO by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend. Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.



20  Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC          You can make regular withdrawals from most Lord Abbett
WITHDRAWAL          Funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")        your account in fixed or variable amounts. To establish a
                    plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                    Your shares must be in non-certificate form.


CLASS B SHARES      The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
C SHARES            shares will be redeemed in the order described under
                    "Purchases."
--------------------------------------------------------------------------------


OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting OyesO under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise their expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.



                                                             Your Investment  21

MANAGEMENT
     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly.


     For the fiscal year ended October 31, 2000, the fee paid to Lord Abbett for each Fund was as follows:


     -  for the International Series the annual rate was .75 of 1%;


     -  for the World Bond-Debenture Series the annual rate was .75 of 1%; and


     -  for the Alpha Series, the annual rate was .50 of 1%.


     -  for the All Value Fund the annual rate was calculated as follows:
          .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Series' assets over $500 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2000 with respect to the All Value Fund (formerly known as Growth & Income Series) was at an annual rate of .75 of 1% of this Fund's average daily net assets.


     For the fiscal year ended October 31, 2000 Lord Abbett waived its entire management fee for each of the World Bond-Debenture Series and the Alpha Series.


     In addition, the Funds pay all expenses not expressly assumed by Lord
     Abbett.


     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.


     ALL VALUE FUND. The investment management team is headed by Robert G. Morris, Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, and Gerard S. E. Heffernan. Messrs. Morris and Fetch are Partners of Lord Abbett and have been with Lord Abbett for more than five years. Mr. Builder joined Lord Abbett in 1998; prior to that was an Equity Analyst with Bear Stearns from 1996 to 1998, and at Weiss, Peck & Greer from 1994 to 1995. Mr. Frascarelli has been with Lord Abbett for more than five years. Mr. Heffernan joined Lord Abbett in 1998; prior to that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996.


     INTERNATIONAL SERIES. Christopher J. Taylor has been Managing Director of the sub-adviser of the Fund, Fuji Investment Management Co. (Europe) Ltd. and its predecessor companies since 1987. Lord Abbett had a minority interest in the sub-adviser, but disposed of its interest in December 2000.



     WORLD BOND-DEBENTURE SERIES. Robert I.Gerber, Partner of Lord Abbett, heads the team, the senior members of which are Jerald M. Lanzotti, Michael S.Goldstein and Christopher J. Towle. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C.Bernstein & Co., Inc. Mr. Lanzotti joined Lord Abbett in 1996; prior to that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell. Mr.Goldstein joined Lord Abbett in 1997; prior to that he was an Assistant Vice President of Credit Suisse Asset Management. Mr. Towle has been with Lord Abbett for over five years.


     ALPHA SERIES. Robert G. Morris, Partner of Lord Abbett, heads the team, which includes the senior managers of the three underlying funds: Steven J. McGruder, Developing Growth Fund; Christopher J. Taylor, International Series; and Robert P. Fetch, Small-Cap Value Fund. Messrs. Morris, McGruder and Fetch, allpartners of Lord Abbett, have been withLord Abbett for more than five years. Mr. Taylor has been employed by Fuji Investment Management Co. (Europe) Ltd. and its predecessor companies since 1987.



22  Your Investment

FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES
     This section describes some of the investment techniques that might be used by the Funds and their risks.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts (OADRsO) and similar depository receipts. ADRs, typically issued by a financial institution (a OdepositoryO), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. For purposes of the International Series' investment policies, investments in ADRs will be deemed to be investments in the underlying securities.


     EMERGING COUNTRIES RISK. Both the International Series and the World Bond-Debenture Series may invest in emerging country securities. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of companies located in certain emerging countries may involve a risk of loss due to problems in security registration and custody or substantial economic or political disruptions. These risks are not normally associated with investments in more developed countries.


     EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


     FOREIGN CURRENCY TRANSACTIONS. The International Series and the World Bond-Debenture Series may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although the International Series and World Bond-Debenture Series do not normally engage in extensive currency hedging, they may use foreign currency transactions to seek to protect


                                                        For More Information  23
     against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries. In addition, the International Series and the World Bond-Debenture Series may enter into such transactions to seek to increase total return, which is considered a speculative practice. These Funds usually would not enter into a forward contract with a term greater than one year. Under some circumstances, a Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. The use of foreign currency transactions is subject to the general risk that the portfolio managers will not accurately predict currency movements, and the Funds' returns could be reduced. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of the International Series or the World Bond-Debenture Series to fluctuate. Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


     FOREIGN SECURITIES. The International Series and the World Bond-Debenture Series may invest all of their assets in foreign securities which are primarily traded outside the United States; the All Value Fund may invest 10% of its assets in foreign securities. The underlying funds in which the Alpha Series invests also may invest 10% of their assets in foreign securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign securities also may be affected by changes in currency rates or currency controls.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may, although currently only the World Bond-Debenture Series intends to, enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market (OOTCO). A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     HIGH YIELD DEBT SECURITIES. The World Bond-Debenture Series may invest substantially all of its assets and each of the All Value Fund and Small-Cap Value Series may invest up to 5% of their net assets measured at the time of investment in high yield debt securities. High yield debt securities or Ojunk bondsO are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices are much more volatile.



24  For More Information

     OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges. A Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets, except the International Series may not exceed 25% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and a fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.


    STRUCTURED SECURITIES. The World Bond-Debenture Series may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the OReferenceO) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate on value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.


     WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. In the case of Alpha Series, each underlying fund, except Developing Growth Fund, may do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the Fund's net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.



                                                        For More Information  25

     GLOSSARY OF SHADED TERMS


     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are OAuthorized Institutions.O Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund (OGSMMFO) (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.


     ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor. To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the President of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions (OentitiesO) who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

     - In the case of the estate -

       Robert A. Doe
       Executor of the Estate of
       John W. Doe

       [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

                [ILLEGIBLE]
-------------------------------------------------
                            AUTHORIZED SIGNATURES

  (980)                                 X 9903470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAME-TM-
                                            SR

     - In the case of the corporation -
       ABC Corporation

       Mary B. Doe

       By Mary B. Doe, President

      [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

                [ILLEGIBLE]
-------------------------------------------------
                            AUTHORIZED SIGNATURES

  (980)                                 X 9903470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAME-TM-
                                            SR



26  For More Information
     shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


     PURCHASER. The term OpurchaserO includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE
     The following is a discussion of recent performance for the 12 month period ending October 31, 2000.

     ALL VALUE FUND (FORMERLY KNOWN AS GROWTH & INCOME SERIES). A number of factors contributed to the portfolio's strong performance during the fiscal year. Performance was aided by our focus on companies in consumer non-cyclical businesses, such as healthcare and consumer staples, that do not necessarily require a strong economy to exhibit good earnings growth. At the same time, limiting our exposure to the stocks of companies in economically sensitive areas, such as consumer discretionary and information technology, helped out greatly. However, it was our overweighted position in the stocks of utility companies and financial services companies that worked the best. The utilities sector was the strongest performer during the period, and our large stake in companies that benefited from the strength in the electric power markets helped portfolio perform-ance. Meanwhile, the Fed's neutral stance on interest rates allowed financial stocks, which had previously been poor performers, to perform well.


     While our below-average exposure to companies involved in communication services helped out considerably, we were unable to avoid the poor performers in this area entirely. This sector suffered significantly since the first quarter, and some of our holdings dropped in value as they experienced earnings shortfalls and lowered revenue growth expectations. Additionally, our modest overweighting in basic materials proved to be a poor decision as many of our stocks in that sector underperformed the averages.


     We believe the market is in the final stages of adjusting to a slowing growth rate for the U.S. economy over the next six to nine months. Interest rates are down, and will likely move laterally over that same time period. Current concerns about energy prices and dollar strength versus the euro should ebb as our economy slows. That being said, many profit estimates for the fourth quarter and 2001 seem too aggressive and, as a result, profit margin pressure in the economy is likely to cause continuing earnings disappointments. The low economic sensitivity and high interest rate sensitivity of our portfolio has


28  For More Information
     served us well throughout this year. As the U.S. economy slows over the next six months, we will be looking to add some of our favorite consumer cyclical stocks, as well as to rebuild our positions in technology when we see the stocks of select companies offer good value.


     INTERNATIONAL SERIES. Despite a rocky investment environment, the portfolio was able to perform well, outdistancing the performance of the MSCI World Ex US Index (1) on a year-to-date basis due to strong gains from the portfolio's Canadian, French, German, and Australian holdings. Although we did experience some performance pressure from losses in the stocks of UK and Japanese companies, careful stock selection and lower exposure to poor performing emerging markets and peripheral European regions helped the portfolio in comparison to the Index.


     Takeover activity led the stocks of many capital equipment and aerospace companies to rebound from their lows earlier this year, which helped contribute to our performance during the period. We were also pleased with the performance of the stocks of select computer hardware companies, where increased demand helped boost earnings. In addition, as crude oil prices rose, our investments in oil and gas companies were among our strongest performers.


     Conversely, rising oil prices adversely affected the stocks of materials and chemical companies, which performed poorly, as higher raw materials prices (such as oil) hurt the prices of these stocks. Our exposure to steel companies also hurt performance due to a combination of increasing competition and declining demand, forcing the prices of the stocks of many of these companies lower. A shortage in the handset hardware and issues surrounding digital operating license payments also affected the stock prices of many telecom companies, thus detracting from overall performance.


     We believe that European and Canadian stock markets will continue to be supported by strong corporate profit growth resulting from an accelerated economic expansion, corporate restructuring, and the continuous flow of funds into the equity markets. We also believe that indications suggest that the euro has reached its low and will likely begin to appreciate over the next year. We remain cautious regarding the stocks of most Japanese and Far East companies because they are, in our opinion, fully valued in terms of their economic and corporate earnings growth prospects. Despite regional conditions, we will continue building the portfolio on a stock-by-stock basis, focusing on companies we consider the "best of the breed."


     WORLD BOND-DEBENTURE SERIES. Our positive performance for the fiscal year was largely due to the portfolio's emerging market debt securities, which outperformed investment grade issues this period. Our concentration in oil-producing countries further added to our performance, due to the increase in the price of crude oil. In addition, because the portfolio held only U.S.-dollar denominated debt securities during the period, it avoided the negative impact that the weak euro had on many global bond funds with foreign currency exposure. A few of the portfolio's non-U.S. high-yield securities issued by companies in the telecommunications sector underperformed during the period. However, we believe the underlying fundamentals of these companies are intact, and we look forward to improved performance from these bonds in the near future.


     We expect positive growth to continue in Japan because the Japanese government will likely continue its fiscal stimulus programs to encourage business investment and


     (1) THE MSCI WORLD EX US INDEX INCLUDES STOCKS TRADED IN EUROPE, AUSTRALIA, THE FAR EAST, CANADA AND SOUTH AFRICA. THE INDEX IS WEIGHTED BY MARKET CAPITALIZATION, IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.



28  For More Information
     consumer spending. In addition, we may also see an increase in the supply of government bonds in Japan, as the government there steps up efforts to finance government spending to further stimulate the economy. In Europe, we expect to see continued efforts to keep inflation in check, due to concerns about the high price of oil and the current weakness of the euro. We believe high-yield bonds in general remain undervalued, and we expect these securities to add to the portfolio's performance in the next few months. As certain emerging market debt securities in the portfolio reach what we consider a OpeakO in value, we may reduce this position slightly and add more domestic and foreign high-yield bonds. In general, we've positioned the portfolio to take advantage of the currently attractive yields and potential for future price appreciation in the high-yield market.


     ALPHA SERIES. Alpha Series is a Ofund of fundsO which currently divides assets approximately 30%, 30% and 40% among Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - SMALL-CAP VALUE SERIES and Lord Abbett Securities Trust - INTERNATIONAL SERIES, respectively.


     DEVELOPING GROWTH FUND. At the beginning of the year, the Fund benefited most significantly from holdings in the stocks of technology and biotechnology companies, which continued to benefit from both rapid multiple expansion and strong earnings growth. The Fund was, however, underweighted in technology and biotechnology companies relative to the Russell 2000 Growth Index, (1) because the Fund believed many of the stocks were overvalued. During the market's down period in April and May, the Fund took the opportunity to make select additions across many industries in companies where we believed the fundamentals and prices were attractive. The Fund's performance kept pace with the Index through May due to limited exposure to faltering technology issues. However, in June, the resurgence of investors' enthusiasm, especially for the stocks of biotechnology companies, hurt performance, as the Fund's exposure to these companies was minimal. Heading into the third quarter, most market sectors began to contribute positively to the portfolio's performance, with stocks of healthcare and energy companies making the most significant contributions. In addition, as a result of rising oil prices, the stocks of energy companies served the portfolio well, and posted some of the strongest returns year-to-date. As in the first two quarters of the year, technology stocks continued to be extremely volatile in the third quarter of 2000. Jittery investors, unsure about the direction of interest rates and the strength or weakness of the economy, reacted to negative earnings reports by unpredictably jumping in and out of the market. Telecommunications stocks also struggled during the quarter as a result of the uncertainty about the continued growth potential in the cellular telephone industry.


     As we move into 2001, the Fund believes that the economy will begin to show lower corporate earnings growth than we have seen in the recent past. Moreover, the Fund expects the volatility in the market to continue. The Fund believes the best way to garner long-term performance is to remain true to its investment discipline. The Fund will continue to seek to buy fundamentally sound companies with prospects for long-term earnings growth and price appreciation, and sell stocks whose fundamentals begin to deteriorate. At the same time, as market volatility persists, the Fund will strive to take advantage of opportunities to add to positions at attractive prices.


     (1) THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER INTERNATIONAL GROWTH VALUES. THE INDEX DOES NOT REFLECT FEES OR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.



                                                        For More Information  29

     RESEARCH FUND - SMALL-CAP VALUE SERIES. The Fund's overweighting in stocks of technology companies and our underweighting in stocks of financial services companies were the biggest contributors to the Fund's positive performance at the beginning of 2000 - a time when the small-cap market was still being led by growth-oriented stocks. In response to the wild gyrations of the stock market, we rotated in and out of stocks a bit more than usual during this time. Positive returns by holdings in companies involved in healthcare helped counteract the poor performance of retail and household company stocks. Throughout the first half of the year, strong global growth and rising oil prices created excellent opportunities for stocks in oil services and energy companies. Additionally, stock selection in materials and processing, and producer durables was a large contributor to positive performance. However, for the first time in several quarters, the Fund's technology holdings - especially those in the information technology and software areas - held back performance considerably during the summer months. Additionally, the Fund began to see a resurgence in our stocks of financial services companies, due largely to the Fed's decision to hold off on future interest rate hikes.


     The Fund continued to see strong performance from holdings in the healthcare sector during the third quarter. Meanwhile, the technology sector continued its reversal of fortune from the highs seen in the first quarter. Although the Fund has cut technology weighting virtually in half since then, our remaining exposure continued to hurt the Fund. During the year, the Fund shifted assets from technology to the materials and processing sector. In this sector (as well as in producer durables), aerospace parts companies have performed well. They are poised to reap the rewards of a pickup in commercial aviation, growth in their industrial gas turbine business (which is sensitive to rising electricity demand) and an increase in military contracts. For the first time this year, stocks of energy companies, which have done well for the portfolio year-to-date, slightly held back overall performance in the third quarter.


     The Fund believes that while momentum investing is fading, its players are likely to continue to stir up the market. Regardless, value investing and stock picking based on in-depth company research are regaining favor and are the hallmarks of the Fund's investment discipline. The Fund believes it is poised to take advantage of the ongoing shakeout in technology and other sectors, where the Fund expects to see buying opportunities in companies with said fundamentals. Finally, the stabilization of interest rates should cause investors to revisit companies in undervalued industrial sectors.


     LORD ABBETT SECURITIES TRUST - INTERNATIONAL SERIES.   PLEASE SEE
     PORTFOLIO INFORMATION FOR LORD ABBETTT SECURITIES TRUST - INTERNATIONAL SERIES.



30   For More Information

                                                                  ALL VALUE FUND
                                      (FORMERLY KNOWN AS GROWTH & INCOME SERIES)


                            FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent auditors' Report thereon appear in the annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


---------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS A SHARES
                                           --------------------------------------------------------------------------------
                                                                           Year Ended October 31,

Per Share Operating Performance:                2000             1999               1998              1997          1996(a)
NET ASSET VALUE, BEGINNING OF PERIOD           $10.87            $9.15              $8.79             $7.09         $6.50
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            .05(e)           .04(e)             .06               .09           .03
--------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------------------------------------------------------
  gain on investments                            1.17             2.06                .93              1.78           .59
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 1.22             2.10                .99              1.87           .62
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             --             (.05)              (.04)             (.10)         (.03)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                               (.56)            (.33)              (.59)             (.07)           --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.56)            (.38)              (.63)             (.17)         (.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $11.53           $10.87              $9.15             $8.79         $7.09
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                 11.44%           23.77%             11.97%            26.78%        12.10%(c)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reductions          1.35%(f)         1.30%(f)           1.22%             1.29%         0.39%(c)
--------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.36%           1.30%(f)           1.22%             1.29%         0.39%(c)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             .48%            .36%              0.88%             1.15%         0.40%(c)
================================================================================================================================


                                                     CLASS B SHARES                              CLASS C SHARES
                                          -------------------------------------  ---------------------------------------------
                                                 Year Ended October 31,                      Year Ended October 31,
                                          -------------------------------------  ---------------------------------------------
Per Share Operating Performance:            2000     1999    1998     1997(a)       2000     1999     1998     1997     1996
NET ASSET VALUE, BEGINNING OF PERIOD      $10.85   $9.13    $8.80      $8.20        $10.81   $9.11    $8.80    $7.09    $6.04
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)             (.02)(e)  .04(e)    --(d)    --(d)        (.02)(e) (.03)(e)   .01      .03      .09

 Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------------------
  gain on investments                       1.15    2.10      .92        .60        1.15     2.07       .89     1.79     1.10
TOTAL FROM INVESTMENT OPERATIONS            1.13    2.06      .92        .60        1.13     2.04       .90     1.82     1.19
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        --    (.01)      --         --          --     (.01)       --     (.04)    (.10)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gain                          (.56)   (.33)    (.59)        --        (.56)    (.33)     (.59)    (.07)    (.04)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (.56)   (.34)    (.59)        --        (.56)    (.34)     (.59)    (.11)    (.14)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $11.42  $10.85    $9.13      $8.80      $11.38    $10.81    $9.11    $8.80    $7.09

TOTAL RETURN(b)                            10.80%  23.17%   11.17%      7.19%(c)   10.74%    23.00%   10.94%   26.24%   20.02%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions    2.00%(f) 1.98%(f) 1.98%      0.86%(c)    2.00%(f)  1.98%(f) 1.98%    2.05%    1.55%
 Expenses, excluding expense reductions     2.01%   1.98%(f) 1.98%      0.86%(c)    2.01%     1.98%(f) 1.98%    2.05%    1.55%
 Net investment income (loss)               (.17)%  (.38)%   0.09%      0.01%(c)    (.17)%    (.31)%   0.12%    0.39%    1.36%
-------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                            -----------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:              2000              1999               1998          1997               1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                $266,267          $216,797           $165,904      $142,992          $113,962
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           65.06%            37.68%             45.83%        36.37%            23.84%
-------------------------------------------------------------------------------------------------------------------------------


(a) From commencement of operations for each Class of shares: July 15, 1996 (Class a); and June 5, 1997 (Class B);
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  amount less than $0.01.
(e)  Calculated using average shares outstanding during the year.
(f)  The ratio includes expenses paid through an expense offset arrangement.



                                                      Financial Information   31

                                                                 ALL VALUE FUND
                                     (FORMERLY KNOWN AS GROWTH & INCOME SERIES)

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in Class C shares to the same investment in the S&P 500-Registered Trademark- Index, the S&P Barra Value Index and the Russell 3000 Value Index, assuming reinvestment of all dividends and distributions. The Fund intends to eliminate the comparison to the S&P 500 Index.

--------------------------------------------------------------------------------

[GRAPH]

Past performance is no guarantee of future results.

                   The Fund (Class C)         S&P Barra Value     S&P Barra Value    Russell 3000 Value
                   at net asset value(1)          Index(2)           Index(2)             Index(2)
     01/03/94             $10,000                 $10,000           $10,000              $10,000
     10/31/94             $10,262                 $10,360           $10,231              $10,284
     10/31/95             $12,502                 $13,096           $12,587              $12,730
     10/31/96             $15,006                 $16,250           $15,685              $15,693
     10/31/97             $18,900                 $21,466           $20,344              $20,964
     10/31/98             $20,968                 $26,192           $22,733              $23,604
     10/31/99             $25,790                 $32,913           $27,054              $27,210
     10/31/00             $28,560                 $34,913           $29,674              $28,927

                 Fiscal Year-end 10/31

-------------------------------------------------------------------------------

             Average Annual Total Return at Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000

                  1 YEAR               5 YEARS              10 YEARS (OR LIFE)
-------------------------------------------------------------------------------
Class a(3)           5.10%                -                        18.44%
-------------------------------------------------------------------------------
Class B(4)           5.80%                -                        14.59%
-------------------------------------------------------------------------------
Class C(5)           9.74%                17.97%                   16.61%
-------------------------------------------------------------------------------


(1) This shows total return applicable to Class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged indices do not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/93.
(3) The Class a shares were first offered on 7/15/96. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class a Shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/5/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class). (5) The
    Class C shares were first offered on 1/3/94. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for 5 years and life of Class).



32   Financial Information

                                                            INTERNATIONAL SERIES


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. OTotal returnO shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent auditors' Report thereon appear in the annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

---------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A SHARES                          CLASS B SHARES
                                                   ------------------------------      -----------------------------------
                                                        Year Ended October 31,                Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:                  2000     1999     1998    1997(a)        2000    1999     1998    1997(a)
NET ASSET VALUE, BEGINNING OF PERIOD             $13.90   $12.39   $10.86   $9.42         $13.75  $12.28   $10.83   $10.26
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                    (.08)(d)    .07(d)   .11(d)  .07        (.17)(d) (.02)(d)    .02(d)  (.03)
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments
---------------------------------------------------------------------------------------------------------------------------
  and foreign currency related transactions        1.54     1.55     1.45    1.37           1.55    1.53     1.43      .60
TOTAL FROM INVESTMENT OPERATIONS                   1.46     1.62     1.56    1.44           1.38    1.51     1.45      .57
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.06)    (.09)    (.03)     --          (.00)(f) (.02)      --       --
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                 (.82)    (.02)      --      --          (.82)    (.02)      --       --
TOTAL DISTRIBUTIONS                                (.88)    (.11)    (.03)     --          (.82)    (.04)      --       --
NET ASSET VALUE, END OF PERIOD                   $14.48   $13.90   $12.39  $10.86        $14.31   $13.75   $12.28   $10.83
TOTAL RETURN                                      10.97%   13.16%   14.36%  15.21%(c)     10.42%   12.31%   13.39%    5.56%(c)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses, including expense reduction           1.80%(e) 1.51%(e)  1.31%    1.23%(c)    2.35%(e)  2.19%(e)  2.03%     .87%(c)
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding expense reductions           1.80%   1.51%(e)  1.31%    1.23%(c)      2.36%   2.19%(e)  2.03%     .87%(c)
 Net investment income (loss)                     (.53)%     .52%    .80%     .41%(c)     (1.09)%  (.16)%     .18%    (.46)%(c)
---------------------------------------------------------------------------------------------------------------------------

                                                           CLASS C SHARES                      CLASS P SHARES

                                                       Year Ended October 31,              Year Ended October 31,
Per Share Operating Performance:                  2000     1999     1998    1997(a)            2000      1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD             $13.75   $12.28   $10.83   $10.26            $13.91     $12.70
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net investment income (loss)                    (.17)(d)  (.02)(d)   .02(d)  (.03)             (.08)(d)    .08(d)
 Net realized and unrealized gain on investments
  and foreign currency  related transactions     1.54      1.53      1.43      .60              1.55       1.13
TOTAL FROM INVESTMENT OPERATIONS                 1.37      1.51      1.45      .57              1.47       1.21
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                          (.00)(f)   (.02)       --       --              (.05)        --
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain                               (.82)   (.02)         --       --              (.82)        --
TOTAL DISTRIBUTIONS                              (.82)   (.04)         --       --              (.87)        --
NET ASSET VALUE, END OF PERIOD                 $14.30  $13.75      $12.28   $10.83            $14.51     $13.91
TOTAL RETURN(b)                                 10.35%  12.31%      13.39%    5.56%(c)         11.03%      9.53%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reduction         2.35%(e) 2.19%(e )    2.05%     .87%(c)          1.80%(e)    .98%(c)(e)
 Expenses, excluding expense reductions         2.36%   2.19%(e)     2.05%     .87%(c)          1.80%       .98%(c)(e)
 Net investment income (loss)                  (1.10)%  (.15)%       0.12%    (.46)%(c)         (.51)%      .60%(c)

---------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                              2000               1999              1998          1997(a)
NET ASSETS, END OF PERIOD (000)                               $274,205          $213,087           $153,033        $37,334
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                        35.14%             75.15%            20.52%         29.72%
---------------------------------------------------------------------------------------------------------------------------


(a) From commencement of operations for each class of shares: December 13,1996 (Class a), June 2, 1997 (Class B), June 2, 1997 (Class C), and March 9, 1999 (Class P).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Calculated using average shares outstanding during the period.
(e) The ratio includes expenses paid through an expense offset arrangement.
(f) Amount represents less than $.01.



33  FINANCIAL INFORMATION

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class a shares to the same investment in the MSCI EAFE Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

[LINE CHART]

[PLOT POINTS]

                      The Fund (Class A shares) The Fund (Class A) at maximum     MSCI EAFE
                          at net asset value          offering price(1)            Index(2)
  12/13/96                      $10,000                    $9,425                  $10,000
  10/31/97                      $11,521                   $10,860                  $10,217
  10/31/98                      $13,175                   $12,419                  $11,234
  10/31/99                      $14,909                   $14,053                  $13,859
  10/31/00                      $16,546                   $15,596                  $13,490

Fiscal Year-end 10/31

             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000


                                         1 YEAR              10 YEARS (OR LIFE)
Class a(3)                                4.60%                    12.11%
Class B(4)                                5.42%                    11.60%
Class C(5)                                9.35%                    12.24%
Class P(6)                               11.03%                    12.61%


(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged MSCI EaFE Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/96.


(3) The Class a shares were first offered on 12/13/96. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class a shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).

(5) The Class C shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).

(6) The Class P shares were first offered on 3/8/99. Performance is at net asset value.


34  Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. OTotal returnO shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent auditors' Report thereon appear in the annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                 CLASS A SHARES                CLASS B SHARES              CLASS C SHARES
                                                                           Year Ended October 31,
Per Share Operating Performance:             2000     1999     1998(a)     2000     1999   1998(a)    2000     1999     1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD         $9.24    $9.66    $10.00      $9.24    $9.65  $10.00     $9.22    $9.65    $10.00
INVESTMENT OPERATIONS
 Net investment income                         .73(d)   .83(d)    .51        .67(d)   .76(d)  .40       .67(b)   .78(d)    .39
 Net realized and unrealized loss on
  investments and foreign currency
  related transactions                        (.57)    (.22)     (.42)      (.56)    (.21)   (.37)     (.56)    (.25)     (.36)
TOTAL FROM INVESTMENT OPERATIONS               .16      .61       .09        .11      .55     .03       .11      .53       .03
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                        (.93)    (.85)     (.43)      (.87)    (.78)   (.38)     (.87)    (.78)     (.38)
 Net realized gain                              --     (.18)       --         --     (.18)     --        --     (.18)       --
TOTAL DISTRIBUTIONS                           (.93)   (1.03)     (.43)      (.87)    (.96)   (.38)     (.87)    (.96)     (.38)
NET ASSET VALUE, END OF PERIOD               $8.47    $9.24     $9.66      $8.48    $9.24   $9.65     $8.46    $9.22     $9.65
TOTAL RETURN(b)                               1.47%    6.33%     0.75%(c)    .86%    5.73%   0.24%(c)   .87%    5.50%     0.24%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense
  reductions                                  1.11%     .89%     0.55%(c)   1.75%    1.56%   1.28%(c)  1.76%    1.56%     1.28%(c)
 Expenses, excluding waiver and expense
  reductions                                  2.15%    1.84%     1.20%(c)   2.79%    2.51%   1.93%(c)  2.80%    2.51%     1.93%(c)
 Net investment income                        8.02%    8.64%     7.08%(c)   7.39%    7.91%   6.67%(c)  7.37%    8.16%     6.62%(c)
                                                          Year Ended October 31,
SUPPLEMENTAL DATA FOR ALL CLASSES:             2000               1999             1998(a)
NET ASSETS, END OF PERIOD (000)              $11,315            $11,712            $10,134
PORTFOLIO TURNOVER RATE                      104.02%            74.80%             159.14%


(a) From commencement of investment operations for each Class of shares:
    December 18, 1997 (Class a), December 19, 1997 (Class B), and December 19, 1997 (Class C). The Fund first became available to the public on March 18, 1998.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

(d) Calculated using average shares outstanding during the year.


                                                       Financial Information  35

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class a shares to the same investment in JP Morgan Emerging Market Index, and JP Morgan Global Government Bond Index and the Merrill Lynch High Yield Master Index, assuming reinvestment of all dividends and distributions.

[LINE CHART]

[PLOT POINTS]

Past performance is no guarantee of future results.

                                                                                                            The Merrill Lynch
         The Fund (Class A shares) The Fund (Class A) at maximum     The JP Morgan       High Yield Master   JP Morgan Global
             at net asset value           offering price(1)      Emerging Market Index(2)  Index(2)        Government Bond Index(2)
03/18/98           $10,000                      $9,523                   $10,000            $10,000            $10,000
10/31/98            $9,523                      $9,069                    $7,885             $9,643            $11,335
10/31/99           $10,125                      $9,643                   $10,255            $10,075            $11,000
10/31/00           $10,275                      $9,785                   $11,401             $9,958            $10,489

Fiscal Year-end 10/31

             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000


                                       1 YEAR               10 YEARS (OR LIFE)
CLASS A(3)                             -3.40%                    -0.85%
Class B(4)                             -3.72%                    -0.49%
Class C(5)                             -0.05%                     0.35%


(1) Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance for the unmanaged JP Morgan Emerging Market Index, the JP
    Morgan Global Government Bond Index, and the Merrill Lynch High Yield Master Index do not reflect any fees or expenses. These three indices chosen to compare to the Fund's performance have elements of three categories: high-yield corporate debt, equity-related securities and high-grade debt. Since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund. Performance for the three indices begins on 3/31/98.


(3) The Class a shares were first offered on 3/18/98. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class a shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute such return.


(4) The Class B shares were first offered on 3/18/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).


(5) The Class C shares were first offered on 3/18/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).



36  Financial Information

                                                                    ALPHA SERIES

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. OTotal returnO shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent auditors' Report thereon appear in the annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                             CLASS A SHARES               CLASS B SHARES               CLASS C SHARES
                                                                     Year Ended October 31,
Per Share Operating Performance:         2000     1999    1998(b)      2000     1999   1998(b)      2000     1999    1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD    $15.21   $12.91   $13.52      $15.05  $12.85   $13.52      $15.04   $12.86   $13.52
INVESTMENT OPERATIONS
 Net investment income (loss)(d)          (.03)     .07     (.03)       (.13)   (.03)    (.11)       (.12)    (.04)    (.11)
 Net realized and unrealized loss on investments   2.60     2.23        (.58)   2.58     2.23        (.56)    2.56     2.22 (.55)
TOTAL FROM INVESTMENT OPERATIONS          2.57     2.30     (.61)       2.45    2.20     (.67)       2.44     2.18     (.66)
DISRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                    (.21)     --       --         (.12)    --       --         (.12)     --       --
 Net realized gain (loss)                 (.11)     --       --         (.11)    --       --         (.11)     --       --
TOTAL DISTRIBUTIONS                       (.32)     --       --         (.23)    --       --         (.23)     --       --
NET ASSET VALUE, END OF YEAR            $17.46   $15.21   $12.91      $17.27  $15.05   $12.85      $17.25   $15.04   $12.86
TOTAL RETURN(a)                          17.10%   17.82%   (4.51)%(c)  16.40%  17.12%   (4.96)%(c)  16.34%   16.95%   (4.88)%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver                .40%     .33%     .21%(c)    1.00%   1.00%     .83%(c)    1.00%    1.00%     .82%(c)
 Expenses, excluding waiver               1.33%     .83%     .63%(c)    1.93%   1.50%    1.26%(c)    1.93%    1.50%    1.24%(c)
 Net investment income                    (.16)%    .15%    (.18)%(c)   (.75)%  (.83)%   (.81)%(c)   (.70)%   (.84)%   (.82)%(c)
                                                                                         Year Ended October 31,
SUPPLEMENTAL DATA FOR ALL CLASSES:                                            2000               1999              1998(b)
NET ASSETS, END OF PERIOD (000)                                              $211,929           $162,120          $106,279
PORTFOLIO TURNOVER RATE                                                      1.54%              1.67%             0.01%


(a) Total return does not consider the effects of sales load and assumes the reinvestment of all distributions.


(b)  From commencement of investment operations for each class of shares:
     December 29, 1997. The Fund first became available to the public on March 18, 1998.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the period.


                                                       Financial Information  37

                                                                    ALPHA SERIES

     LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class a shares to the same investment in Salomon Brothers Extended Market Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

[LINE CHART]

[PLOT POINTS]

                                                                                      Salomon Brothers
                      The Fund (Class A shares)     The Fund (Class A) at maximum     Extended Market
                         at net asset value               offering price(1)               Index(2)
  03/18/98                      $10,000                             $9,424                 $10,000
  10/31/98                       $8,308                             $7,829                  $8,579
  10/31/99                       $9,788                             $9,224                 $10,055
  10/31/00                      $11,463                            $10,801                 $11,431

Fiscal Year-end 10/31

             Average Annual Total Return at Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000


                                       1 YEAR               10 YEARS (OR LIFE)
Class a(3)                             10.40%                    2.98%
Class B(4)                             11.40%                    3.61%
Class C(5)                             15.35%                    4.63%


(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 3/31/98.

(3) The Class a shares were first offered on 3/18/98. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class a shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 3/18/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).

(5) The Class C shares were first offered on 3/18/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).


38  Financial Information

COMPENSATION FOR YOUR DEALER -
All Value Fund, International Series and Alpha Series

                             FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
Less than $50,000                    5.75%                  5.00%                  0.25%                 5.24%
$50,000 - $99,999                    4.75%                  4.00%                  0.25%                 4.24%
$100,000 - $249,999                  3.95%                  3.25%                  0.25%                 3.49%
$250,000 - $499,999                  2.75%                  2.25%                  0.25%                 2.49%
$500,000 - $999,999                  1.95%                  1.75%                  0.25%                 2.00%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
First $5 million                     no front-end sales charge   1.00%                 0.25%             1.25%
Next $5 million above that           no front-end sales charge   0.55%                 0.25%             0.80%
Next $40 million above that          no front-end sales charge   0.50%                 0.25%             0.75%
Over $50 million                     no front-end sales charge   0.25%                 0.25%             0.50%
Class B investments(4)                                            Paid at time of sale (% of net asset value)
all amounts                          no front-end sales charge   3.75%                 0.25%             4.00%
Class C investments(4)
All amounts                          no front-end sales charge   0.75%                 0.25%             1.00%
Class P investments                                               Percentage of average net assets
All amounts                          no front-end sales charge   0.25%                 0.20%             0.45%
                      ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                               Percentage of average net assets(5)
All amounts                          no front-end sales charge   none                  0.25%             0.25%
Class B investments(4)
All amounts                          no front-end sales charge   none                  0.25%             0.25%
Class C investments(4)
All amounts                          no front-end sales charge   0.75%                 0.25%             1.00%
Class P investments
All amounts                          no front-end sales charge   0.25%                 0.20%             0.45%

(1) The service fees for Class a and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. additional Concessions may be paid to authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class a shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class a share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                       Financial Information  39

COMPENSATION FOR YOUR DEALER - World Bond-Debenture Series

                             FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
Less than $100,000                   4.75%                  4.00%                  0.25%                 4.24%
$100,000 - $249,999                  3.95%                  3.25%                  0.25%                 3.49%
$250,000 - $499,999                  2.75%                  2.25%                  0.25%                 2.74%
$500,000 - $999,999                  1.95%                  1.75%                  0.25%                 2.00%
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
First $5 million                     no front-end sales charge   1.00%             0.25%                 1.25%
Next $5 million above that           no front-end sales charge   0.55%             0.25%                 0.80%
Next $40 million above that          no front-end sales charge   0.50%             0.25%                 0.75%
Over $50 million                     no front-end sales charge   0.25%             0.25%                 0.50%
Class B investments                                               Paid at time of sale (% of net asset value)
All amounts                          no front-end sales charge   3.75%             0.25%                 4.00%
Class C investments
All amounts                          no front-end sales charge   0.75%             0.25%                 1.00%
Class P investments                                               Percentage of average net assets
All amounts                          no front-end sales charge   0.25%             0.20%                 0.45%
                      ANNUAL COMPENSATION AFTER FIRST YEAR
Class a investments                                               Percentage of average net assets(5)
All amounts                          no front-end sales charge   none                   0.25%            0.25%
Class B investments
All amounts                          no front-end sales charge   none                   0.25%            0.25%
Class C investments
All amounts                          no front-end sales charge   0.65%                  0.25%            0.90%
Class P investments
All amounts                          no front-end sales charge   0.25%                  0.20%            0.45%

(1) The esrvice fees for Class a and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. additional Concessions may be paid to authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class a shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class a share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


40  Financial Information

[SIDENOTE]

BY TELEPHONE.  Call each Fund at:
888-522-2388


BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-6009 or by
sending your request electronically
to publicinfo@sec.gov.


LORD ABBETT [LORD ABBETT LOGO]-Registered Trademark-
Investment Management
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


                               ADDITIONAL INFORMATION

      More information on these Funds is available free upon request, including the following:

      ANNUAL/SEMI-ANNUAL REPORT

      Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

      STATEMENT OF ADDITIONAL INFORMATION (OSAIO)

      Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Securities Trust
      Lord Abbett All Value Fund
      International Series
      World Bond-Debenture Series
      Alpha Series


LST-1-300 (3/01)


SEC FILE NUMBERS: 811-7358

[SIDENOTE]

BY TELEPHONE.  Call each Fund at:
888-522-2388


BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-6009 or by
sending your request electronically
to publicinfo@sec.gov.


LORD ABBETT [LORD ABBETT LOGO]-Registered Trademark-
Investment Management
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

Lord Abbett Mutual Fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973


                               ADDITIONAL INFORMATION

      More information on these Funds is available free upon request, including the following:

      ANNUAL/SEMI-ANNUAL REPORT

      Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

      STATEMENT OF ADDITIONAL INFORMATION (OSAIO)

      Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

Lord Abbett Securities Trust
      Lord Abbett All Value Fund
      International Series
      World Bond-Debenture Series
      Alpha Series


LST-1-300 (3/01)

SEC FILE NUMBERS: 811-7358

                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2001

                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                                  ALPHA SERIES
                              INTERNATIONAL SERIES
                           WORLD BOND-DEBENTURE SERIES
-------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Securities Trust - Lord Abbett All Value Fund the (the "All Value Fund") (formerly known as the Growth & Income Series), Alpha Series, International Series, and World Bond-Debenture Series (each individually the "Fund" or collectively the "Funds"), dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                              PAGE
         1.   Fund History                                 2
         2.   Investment Policies                          2
         3.   Management of the Fund                      10
         4.   Control Persons and Principal
              Holders of Securities                       13
         5.   Investment Advisory and Other Services      14
         6.   Brokerage Allocations and Other Practices   15
         7.   Capital Stock & Other Securities            16
         8.   Purchases, Redemptions & Pricing            21
         9.   Taxation of the Fund                        25
        10.   Underwriter                                 26
        11.   Performance                                 27
        12.   Financial Statements                        28

                                       1.
                                  FUND HISTORY

The Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993. Four of the six funds or series ("Funds") are described in this Statement of Additional Information. All the Funds have four classes of shares (A, B, C, and P), while International Series has an additional class of shares, Class Y. Only Classes A, B, and C for the Alpha Series, the All Value Fund (formerly known as Growth & Income Series), and the World Bond-Debenture Series, and Classes A, B, C, and P of the International Series are offered by this Statement of Additional Information.

                                       2.
                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

      (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

      (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of the purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

      (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

      (4) invest in securities issued by other investment companies except to the extent permitted by applicable law (International Series may not, however, rely on 12(d)(1)(F) and Sections 12(d)(1)(G) of the
            Act);

      (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of its total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.);

      (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of its officers or trustees or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

      (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER. For the fiscal year ended October 31, 2000, the portfolio turnover rate was 1.54% for the Alpha Series; 65.06% for the Growth & Income Series, now known as the All Value Fund; 35.14% for the International Series; and 104.02% for the World Bond-Debenture Series.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios. In the case of the Alpha Series, references to each Fund refers to the underlying funds.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.

FOREIGN SECURITIES. International Series and the World Bond-Debenture Series may invest all of their assets in foreign securities that are primarily traded outside the United States. The All Value Fund may invest 10% of its assets in foreign securities, and the underlying funds in which the Alpha Series invests also may invest 10% of their assets in foreign securities. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, only the World-bond-Debenture Series currently intends to do so. In addition, as discussed below, the Developing Growth Fund, in which the Alpha Series invests, may enter stock index futures transactions.

Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount.

Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present the following risks:

      - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

      - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

      - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

      - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.

      - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

      - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

STOCK INDEX FUTURES CONTRACTS. The Developing Growth Fund, in which the Alpha Series invests, believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      -  Domestic and foreign securities that are not readily marketable.

      - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

      - Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The International and World Bond-Debenture Series invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Funds' transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the NYSE or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund, except World Bond-Debenture Series, will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

      - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

      - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

      - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

      - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accept" when a bank guarantees their payment at maturity.

      - Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. Repurchase agreements are typically collateralized by short-term fixed securities.

U. S. GOVERNMENT SECURITIES. These are obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. The World Bond-Debenture Series may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The World Bond-Debenture Series may invest in fixed income securities that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 55.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 to 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since
1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America, Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age
70.


C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.


THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976).  Currently serves as director of Ace, Ltd. and Exult, Inc.  Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                          FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                          ------------------------------------------
(1)                                 (2)                                 (3)                                 (4)
                                                                        Equity-Based                        For Year Ended
                                                                        Retirement Benefits                 December 31, 2000
                                                                        Accrued by the                      Total Compensation
                                    Aggregate                           Trust and                           Paid by the Trust and
                                    Compensation                        Twelve Other Lord                   Twelve Other Lord
                                    Accrued by                          Abbett-sponsored                    Abbett-sponsored
Name of Trustee                     the Funds(1)                        Funds(2)                            Funds(3)
---------------                     --------------                      ----------------------              ---------------------
E. Thayer Bigelow                        $2,018                                $19,491                             $60,000
William H.T. Bush                        $2,027                                $16,396                             $60,500
Robert B. Calhoun, Jr.                   $2,035                                $12,530                             $61,000
Stewart S. Dixon                         $2,099                                $35,872                             $62,900
C. Alan MacDonald                        $1,993                                $29,308                             $59,500
Thomas J. Neff                           $2,058                                $21,765                             $61,200

1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds.

    The amounts of the aggregate compensation payable by each of the Funds as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $6,559; Mr. Bush, $553; Mr. Calhoun, $2,865; Mr. Dixon, $18,505; Mr. MacDonald, $17,249;
    and Mr. Neff, $40,594.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                            --------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years Messrs. Brown, Carper, Fetch, Gerber, Hilstad, Hudson, McGruder, Morris, Salzmann, Towle and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENT:

Robert P. Fetch, age 48;


Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56.

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

David G. Builder, age 47 (with Lord Abbett since 2000, formerly Equity Analyst at Bear Stearns from 1996 to 1998, prior thereto Equity Analyst at Weiss, Peck & Greer);

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President -Securities Group of WAFRA Investment Advisory Group from 1988 to
2000);

Lesley Jane Dixon, age 37;


Daniel H. Fracarelli, age 46;


Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly Assistant President of Credit Suisse Asset Management from 1992 to 1997);


Gerard S. E. Heffernan, Jr., age 37 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Jerald Lanzotti, age 33;

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, III, age 41;

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

Christopher J. Towle, age 43;

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 13, 2001, our officers and trustees, as a group, owned less than one percent of the outstanding shares of the All Value Fund, World Bond-Debenture Series, and Alpha Series. As of February 13, 2000, our officers and trustees, as a group owned 1.68% of International Series of the outstanding shares for the Fund's Class A shares. As of February 13, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned more than 5% of a particular class of such Fund's outstanding shares:

INTERNATIONAL SERIES
State Street Bank & Trust Co.                   Class P                 21.00%
Maurakis Appraisal Services Inc.
Frank M. Shield
PO Box 2,  Danville, VA

WORLD BOND DEBENTURE SERIES
Mesirow Financial Inc.                          Class A                 6.73%
Donald Lord & Myrna Lord JTTEN
350 N. Clark St.,  Chicago, IL

Painewebber f/b/o                               Class B                 5.11%
Dorothy R. Rush & Marvin F. Rush Co-ttees
23B Heather Way,  Candler, NC

Painewebber f/b/o                               Class B                 5.16%
Marvin F. Rush Rev Tr
Dorothy R. Rush as Co-ttees
23B Heather Way,  Candler, NC

Barbara A. Keppel                               Class C                 5.01%
P.O. Box 10901,   Portland. ME

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Paul
A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli
M. Salzmann, and Christopher J. Towle. The other general partners are:
Stephen I. Allen, Zane E. Brown, John E. Erard, Daria L. Foster, Michael
B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for each Fund are as follows:

      - for the World Bond-Debenture Series and the International Series, at the annual rate of .75 of 1%,

      - for allocating the Alpha Series' assets among the underlying funds, at an annual rate of .50 of 1%,

      - for the All Value Fund the fee is calculated at the following annual rates:

             .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% of the Series' assets over $500 million.

For the fiscal years ended October 31, 2000 and 1999, such fees amounted to $1,040,754 and $736,518 for Alpha Series; $ 1,792,139 and $1,471,719 for
Growth & Income Series, now known as All Value Fund; $2,127,038 and $1,450,892 for International Series; and $87,774 and $90,266 for World Bond-Debenture Series for the same periods.


Although not obligated to do so, for the fiscal year ended October 31, 2000, Lord Abbett has waived all or part of its management fees and has assumed other expenses for the Alpha Series and the World Bond-Debenture Series. For the fiscal year ended October 31, 2000, Lord Abbett did not waive management fees for the Growth & Income Series (now known as the All Value Fund) and the International Series.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN

The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286 is each Fund's custodian. In accordance with the requirements of Rule 17f-5, the Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Rules adopted by the Securities & Exchange Commission under the Act, permit the International Series to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Series' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees in accordance with such rules.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual

Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser. The Sub-Adviser is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended October 31, 2000, 1999, and 1998, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,118,967, $260,023, and $466,874, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to each Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.


CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in each Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Funds accrued or paid through Lord Abbett to authorized institutions $1,512,784 under the A Plan, $1,163,845 under the B Plan, $1,739,653 under the C Plan and $7 under the P Plan. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                                   Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                       on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                                                5.0%
On the 1st, before the 2nd                                                    4.0%
On the 2nd, before the 3rd                                                    3.0%
On the 3rd, before the 4th                                                    3.0%
On the 4th, before the 5th                                                    2.0%
On the 5th, before the 6th                                                    1.0%
On or after the 6th anniversary                                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed.

If such shares are exchanged into the same class of another Lord
Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on

Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Funds' method of valuation.

For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" "trustees", and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" "our trustees", and "employees of Lord Abbett" also include retired directors, trustees, and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.

The maximum offering prices of each Fund's Class A shares on October 31, 2000 were computed as follows:

                                                                             All Value Fund (formerly
                                                     Alpha Series            the Growth & Income Series
                                                     ------------            ---------------------------
Net asset value per share (net assets
  divided by shares outstanding)                        $17.46                          $11.53

Maximum offering price per
  share (net asset value divided by
  .9425 in both cases)                                  $18.53                          $12.23

                                                     International             World Bond-Debenture
                                                        Series                        Series
                                                     ------------            ---------------------------
Net asset value per share (net assets
  divided by shares outstanding)                        $14.48                          $ 8.47

Maximum offering price per
  share (net asset value divided by
  .9425 and .9525, respectively)                        $15.36                          $ 8.89

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged
Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class
B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of
21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least

$10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Funds at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholders whether reinvested in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholder of record on a specified date in those months however, is deemed to be paid by the Fund, and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders of the Alpha Series and the All Value Fund, who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. Shareholders of other Funds may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by their Fund if more than 50% of the value of the Fund's total assets at the close of the tax year consists of stocks or securities in foreign corporations, it has distributed at least 90% of its investment company taxable income and net tax-exempt interest, and it makes an election to pass through to its shareholders the right to take the credit or deductions for foreign taxes. If such an election is made, the Fund will send an annual written notice to its shareholders indicating the amount that the shareholder may, for purposes of determining, treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold investments and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                                           YEAR ENDED OCTOBER 31
                                        ---------------------------------------------------------------
                                            2000                    1999                     1998
                                        -------------           --------------          ---------------
Gross sales charge                        $2,884,037              $2,562,452               $4,398,403

Amount allowed to dealers                 $2,440,046              $2,199,701               $3,780,924
                                          ----------              ----------               ----------
Net commissions received
  by Lord Abbett                          $  443,991              $  367,751               $  617,479
                                          ==========              ==========               ==========

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to each Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to each Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above the following table indicates the average annual compounded rates of total return for each Fund, per Class, for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                                                                                              Since
                                       1 Year                  5 Year               10 Year              Inception
                                       ------                  ------               -------              ---------
Alpha Series
Class A shares                         10.40%                     -                    -                2.98% (3/18/98)
Class B shares                         11.40%                     -                    -                3.61% (3/18/98)
Class C shares                         15.35%                     -                    -                4.63% (3/18/98)

All Value Fund
Class A shares                          5.10%                     -                    -               18.44% (7/15/96)
Class B shares                          5.80%                     -                    -               14.59% (6/5/97)
Class C shares                          9.74%                   17.97%                 -               16.61% (1/3/94)

International Series
Class A shares                           4.60%                    -                    -               12.11% (12/13/96)
Class B shares                           5.42%                    -                    -               11.60% (6/2/97)
Class C shares                           9.74%                    -                    -               12.24% (6/2/97)
Class P shares                          11.03%                    -                    -               12.61% (3/8/99)

World Bond-Debentures Series
Class A shares                          -3.40%                    -                    -               -0.85% (3/18/98)
Class B shares                          -3.72%                    -                    -                0.49% (3/18/98)
Class C shares                           0.05%                    -                    -                0.35% (3/18/98)

Each Fund's yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing such Fund's net investment income per share earned during the period by such Fund's maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of
(i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Fund's maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

For the 30-day period ended October 31, 2000, the yield for the World Bond-Debenture Series' Class A, B, and C shares were 8.45%, 8.21% and 8.21%, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2000 with respect to the Alpha Series, Growth & Income Series (now known as All Value
Fund), International Series, World Bond-Debenture Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Securities Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                 [GRAPHIC OF CHESS KNIGHT]-Registered Trademark-
LORD ABBETT


MICRO-CAP GROWTH FUND

MICRO-CAP VALUE FUND




MARCH 1, 2001
PROSPECTUS








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Class A shares of the Funds are neither offered to the general public nor are available in all states. Please call 800-821-5129 for further information.

                                TABLE OF CONTENTS

THE FUNDS                                                                   Page
Information about the goal, principal strategy,
main risks, performance, and fees and expenses

MICRO-CAP GROWTH FUND                                                        2
MICRO-CAP VALUE FUND                                                         5

YOUR INVESTMENT

Information for managing your Fund account

PURCHASES                                                                    8
SALES COMPENSATION                                                           9
OPENING YOUR ACCOUNT                                                        10
REDEMPTIONS                                                                 10
DISTRIBUTIONS AND TAXES                                                     11
SERVICES FOR FUND INVESTORS                                                 12
MANAGEMENT                                                                  13

FOR MORE INFORMATION

How to learn more about the Funds

OTHER INVESTMENT TECHNIQUES                                                 14
GLOSSARY OF SHADED TERMS                                                    15
RECENT PERFORMANCE                                                          16

FINANCIAL INFORMATION

Financial highlights, line graph comparisons and broker compensation

MICRO-CAP GROWTH FUND                                                       18
MICRO-CAP VALUE FUND                                                        20

How to learn more about the Funds and other Lord Abbett
Funds
BACK COVER

                                                           MICRO-CAP GROWTH FUND

GOAL

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities in which the Fund may invest include common stocks, convertible securities, American Depository Receipts and warrants of companies.

We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

While typically fully invested, at times the Fund may invest temporarily in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, banker's acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, and the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.



The price of stocks of the small companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When micro-cap investing is out of favor, the Fund's share prices may decline even if the companies held by the Fund have sound fundamentals. Micro-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.



Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.



Growth stocks may grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's potential for growth is wrong, the price of the company's stock may decrease below the price at which the Fund purchased the stock.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND refers to the Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") of Lord Abbett Securities Trust (the "Trust").



ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, cannot guarantee results.



GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but their prices also tend to be more volatile than value stocks, increasing the potential for loss.



MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



2  The Funds

MICRO-CAP GROWTH FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A shares is not shown because the class has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A shares because Class Y shares have lower expenses. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR)-CLASS Y SHARES
--------------------------------------------------------------------------------
00'                                        -22.9%

BEST QUARTER             1st Q '00          26.6%

WORST QUARTER            2nd Q '00         -20.9%
--------------------------------------------------------------------------------

The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR         SINCE INCEPTION(1)
Class Y shares                                         -22.90%        -5.13%
---------------------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)                      -5.57%          15.10%(3)
---------------------------------------------------------------------------------------------


(1)  The date of commencement of operations for Class Y shares is 7/9/99.

(2) Performance for the unmanaged CRSP 9-10 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) This represents total return for the period 6/30/99 - 12/31/00 to correspond with Class Y inception date.

                                                                   The Funds   3

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


------------------------------------------------------------------------------------------
FEE TABLE
------------------------------------------------------------------------------------------
                                                                             CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------
(as a % of offering price)                                                  5.75%
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)                          none(1)
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund
assets) (as a % of average net assets)(2)
------------------------------------------------------------------------------------------
Management Fees (See "Management")                                          1.50%
------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)                                    0.35%
------------------------------------------------------------------------------------------
Other Expenses                                                              0.55%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        2.40%
------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(2) The annual operating expenses are based on estimated expenses for the current fiscal year.

(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares       $804             $1,280            $1,782          $3,154
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS .35% OF AVERAGE NET ASSETS.


4   The Funds

                                                            MICRO-CAP VALUE FUND

GOAL

The Fund's investment objective is long-term capital appreciation.



PRINCIPAL STRATEGY

To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities, in which the Fund may invest may include common stocks, convertible securities, American Depository Receipts and warrants of companies.

We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

While typically fully invested, at times the Fund may invest temporarily in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptance, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.



MAIN RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The price of stocks of the small companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When micro-cap investing is out of favor, the Fund's share price may decline even if the companies held by the Fund have sound fundamentals. Micro-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.


Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.


[SIDE NOTE]

WE OR THE FUND refers to the Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") of Lord Abbett Securities Trust (the "Trust").


ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goal, although as with all mutual funds, cannot guarantee results.

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.

                                                                   The Funds   5

MICRO-CAP VALUE FUND

There is also the risk that an investment may never reach what we think is its full value.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A shares is not shown because the class has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A shares because Class Y shares have lower expenses. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR)-CLASS Y SHARES
--------------------------------------------------------------------------------
00                                          36.0%

BEST QUARTER             2nd Q '00          16.1%

WORST QUARTER            4th Q '99           1.8%
--------------------------------------------------------------------------------

The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


[CHART]

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
---------------------------------------------------------------------------------------------
SHARE CLASS                                             1 YEAR         SINCE INCEPTION(1)
Class Y shares                                          35.99%         26.32%
---------------------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)                       -5.57%         15.10%(3)
---------------------------------------------------------------------------------------------


(1)  The date of commencement of operations for Class Y is 7/9/99.
(2) Performance for the unmanaged CRSP 9-10 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) This represents total return for the period 6/30/99 - 12/31/00 to correspond with Class Y inception date.


6   The Funds

MICRO-CAP VALUE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



------------------------------------------------------------------------------------------
FEE TABLE
------------------------------------------------------------------------------------------
                                                                             CLASS A
SHAREHOLDER FEES (Fees paid directly from your investment)
------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------
(as a % of offering price)                                                  5.75%
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(3)                          none(1)
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund
assets) (as a % of average net assets)(2)
------------------------------------------------------------------------------------------
Management Fees (See "Management")                                          1.50%
------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)                                    0.35%
------------------------------------------------------------------------------------------
Other Expenses                                                              0.69%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                        2.54%
------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(2) The annual operating expenses are based on estimated expenses for the current fiscal year.
(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS          1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares        $817            $1,320            $1,848          $3,285
--------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS .35% OF AVERAGE NET ASSETS.


                                                                    The Fund   7

                                 YOUR INVESTMENT

PURCHASES


This prospectus offers Class A shares only to employees, partners, officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such person (including retired persons who formerly held such positions). These are the only individuals who are eligible Purchasers with respect to Class A shares of the Funds. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of Class A shares, although no front-end sales charge shall be charged to the individuals eligible to purchase Class A shares of the Funds.


We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

------------------------------------------------------------------------------------------------
FRONT-END SALES CHARGES - CLASS A SHARES
------------------------------------------------------------------------------------------------
                                                                            TO COMPUTE
                             AS A % OF               AS A % OF             OFFERING PRICE
YOUR INVESTMENT           OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
------------------------------------------------------------------------------------------------
Less than $50,000                5.75%                   6.10%                .9425
------------------------------------------------------------------------------------------------
$50,000 to $99,999               4.75%                   4.99%                .9525
------------------------------------------------------------------------------------------------
$100,000 to $249,999             3.95%                   4.11%                .9605
------------------------------------------------------------------------------------------------
$250,000 to $499,999             2.75%                   2.83%                .9725
------------------------------------------------------------------------------------------------
$500,000 to $999,999             1.95%                   1.99%                .9805
------------------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                    1.0000
------------------------------------------------------------------------------------------------


REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

- RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the shares you already own to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


- LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.


FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

- purchases of $1 million or more *

- purchases by Retirement Plans with at least 100 eligible employees *

- purchases under a Special Retirement Wrap Program *

- purchases made with dividends and distributions on Class A shares of another Eligible Fund

[SIDE NOTE]

NAV per Class A share of each Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Trustees of the Funds. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem Fund shares.



RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

8   Your Investment

- purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

- purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

- purchases under a Mutual Fund Fee Based Program

- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

- purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions). These categories of purchasers also include other family members of such purchasers.


SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

*THESE CATEGORIES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC").


CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC, and you redeem any of the Class A shares within 24 months after the month in which you initially purchased them, the Funds normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

The Class A share CDSC generally will be waived for the following conditions:

- benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

- redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

SALES COMPENSATION

As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.


Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of a Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable with respect to Class A shares are up to .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases). The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

We may pay Additional Concessions to Authorized Institutions from time to time.

SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett

[SIDE NOTE]

THE CDSC is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for two years or more after the month of purchase

3. shares held the longest before the second anniversary after the month of purchase.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

BENEFIT PAYMENT DOCUMENTATION.

- Under $50,000 - no documentation  necessary

- Over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Funds need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Funds will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                             Your Investment   9

Distributor uses its portion of the distribution fees attributable to a Fund's Class A shares for activities which are primarily intended to result in the sale of such Class A shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT
- Regular Account                                                             $1,000
-------------------------------------------------------------------------------------------
- Individual Retirement Accounts and
  403(b) Plans under the Internal Revenue Code                                  $250
-------------------------------------------------------------------------------------------
- Uniform Gift to Minor Account                                                 $250
-------------------------------------------------------------------------------------------
- Invest-A-Matic                                                                $250
-------------------------------------------------------------------------------------------

For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required.

You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

NAME OF FUND
P.O. Box 219100
Kansas City, MO 64121

PROPER FORM. An order submitted directly to the Funds must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Funds at 800-821-5129.

BY EXCHANGE. Telephone the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS


Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.


BY BROKER. Call your investment professional for instructions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

[SIDE NOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


10   Your Investment

Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

To determine if a CDSC applies to a redemption, see "Class A share CDSC."

DISTRIBUTIONS AND TAXES

Each Fund expects to pay its shareholders dividends from its net investment income and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective
June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


For federal income tax purposes, each Fund's income dividends and short-term capital gains distributions are taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion back in the form of a potentially taxable dividend.


Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.



                                                            Your Investment   11

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.


--------------------------------------------------------------------------------------------------------------
FOR INVESTING

INVEST-A-MATIC                 You may make fixed, periodic investments ($50 minimum) into your
(DOLLAR-COST                   Fund account by means of automatic money transfers from your bank
AVERAGING)                     checking account. See the attached application for instructions.

DIV-MOVE                       You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


FOR SELLING SHARES

SYSTEMATIC                     You may make regular withdrawals from most Lord Abbett Funds.
WITHDRAWAL                     Automatic cash withdrawals will be paid to you from your account in fixed
PLAN ("SWP")                   or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.
--------------------------------------------------------------------------------------------------------------


OTHER SERVICES

TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. The Funds will purchase the requested shares when they receive the money from your bank.

EXCHANGES. You or your investment professional may instruct either Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. Each Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.


REINVESTMENT PRIVILEGE. If you sell shares of the Funds, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDE NOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases", the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


12   Your Investment

MANAGEMENT

The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rate is 1.5% of each Fund's average daily net assets. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.



INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.



MICRO-CAP GROWTH FUND. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Lesley-Jane Dixon and John DiChiaro. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Mr. DiChiaro has been with Lord Abbett since 2000, prior to that he was Vice President of Wafra Investment Advisory Group.



MICRO-CAP VALUE FUND. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Gerard S.E. Heffernan, Jr. and Gregory M. Macosko. Mr. Fetch has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors. Mr. Heffernan joined Lord Abbett in 1998; before that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service.


Your Investment   13

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

This section describes some of the investment techniques that might be used by the Funds and their risks.


ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.



DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.



EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies, although it does not currently intend to do so. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.



OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. A Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. A Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative

14   For More Information
instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.



WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Micro-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The Fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.


GLOSSARY OF SHADED TERMS

ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.


ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.



LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


                                                       For More Information   15

To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the President of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE


The following is a discussion of recent performance for the fiscal period ended October 31, 2000.



MICRO-CAP GROWTH FUND



The Fund showed good performance in the closing months of 1999 and the first part of 2000 due to gains throughout most sectors within the portfolio. For the second half of the Fund's fiscal year, however, performance was hurt by the volatility that continued to plague the small cap growth market. The smallest market cap stocks within the Russell 2000 Growth Index were especially weak. Slowing U.S. economic growth resulted in widespread earnings shortfalls. Disappointments in earnings at high-profile growth companies helped fuel bearish sentiment. Nevertheless, we were pleased with the performance of the companies in which we have the strongest conviction - our top ten holdings.



The Fund's overall performance was primarily hurt by stock selection in the healthcare sector. Many stocks underperformed due to investor uncertainty surrounding the recent presidential election and proposed healthcare spending. An overweighting in the consumer discretionary sector also detracted from overall performance in the beginning of the year, but was a "defensive" area contributing to positive performance towards the latter half. After their outstanding performance in 1999 and the opening months of 2000, technology stocks faced significant declines as the year progressed. Careful stock picking and underweighting in this sector aided the portfolio.


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

  /s/ ROBERT A. DOE
      EXECUTOR OF THE ESTATE OF
      JOHN W. DOE

  [Date]

            SIGNATURE GUARANTEED
            MEDALLION GUARANTEED
              NAME OF GUARANTOR

          /s/ David R. [Illegible]
------------------------------------------------
                            AUTHORIZED SIGNATURE
  (960)                                 X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-SM-
                                              SR

- In the case of the corporation -
  ABC Corporation

  /s/ MARY B. DOE

  By Mary B. Doe, President

  [Date]

            SIGNATURE GUARANTEED
            MEDALLION GUARANTEED
              NAME OF GUARANTOR

          /s/ David R. [Illegible]
------------------------------------------------
                            AUTHORIZED SIGNATURE
  (960)                                 X9003470
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM-SM-
                                              SR


16   For More Information

MICRO-CAP VALUE FUND



The Fund's strong performance in the closing months of 1999 and the first part of 2000 was primarily due to gains in our stocks of technology, materials & services, producer durables and consumer discretionary companies. In the producer durables sector, careful stock selection was an important factor that benefited performance. Another favorable area was the consumer discretionary sector, where select holdings posted robust first quarter earnings results. Furthermore, stocks in the integrated oils sector benefited from an increase in total revenues due to higher oil and gas prices.



As the year progressed, the Fund's solid performance was attributed to strong gains in the stocks of companies in the materials & processing sectors. We managed to buck the downward performance trend in the technology sector by investing in select companies with strong underlying fundamentals. Furthermore, as interest rates began to stabilize, we saw stronger returns from the previously out-of-favor financial sector. However, our weighting remained relatively stable during the year, as valuations of these stocks were not particularly compelling. Stocks of energy companies did fairly well for the Fund year-to-date, but began to give back performance toward the end of the period.



                                                       For More Information   17

                                                           MICRO-CAP GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the year ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



--------------------------------------------------------------------------------------------------------------
                                                                             CLASS A SHARES
                                                                       -------------------------
                                                                       Period Ended October 31,
Per Share Operating Performance:                                                   2000

NET ASSET VALUE, BEGINNING OF PERIOD(a)                                           $16.76
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------
 Net investment loss(b)                                                             (.01)
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments                                   (3.57)
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                   (3.58)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------------
 Net investment income                                                                 -
--------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                     -
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                    -
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $13.18
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                                                   (21.36)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(c)
--------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                   .18%
--------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                  1.36%
--------------------------------------------------------------------------------------------------------------
 Net investment loss                                                                (.04)%
--------------------------------------------------------------------------------------------------------------
                                                                           Year Ended October 31,
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                                     2000                   1999(e)
NET ASSETS, END OF PERIOD (000)                                       $2,168                  $1,404
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                               103.33%                 41.18%
--------------------------------------------------------------------------------------------------------------



(a) Commencement of operations for Class A shares: May 1, 2000.

(b) Calculated using average shares outstanding during the period.
(c) Not annualized.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(e) Commencement of investment operations for the Fund is 12/15/98.



18   Financial Information

                                                           MICRO-CAP GROWTH FUND

                              FINANCIAL INFORMATION

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

[CHART]

Past performance is no guarantee
of future results.

                             Fiscal Year-end 10/31

                  The Fund (Class Y shares)        CRSP 9-10
                      at net asset value            Index(1)
06/30/99                                            $10,000
07/31/99                    $9,964                  $10,165
08/31/99                    $9,314                   $9,918
09/30/99                    $9,372                   $9,829
10/31/99                    $9,175                   $9,777
11/30/99                   $10,002                  $10,912
12/31/99                   $12,000                  $12,191
01/31/00                   $12,476                  $13,000
02/29/00                   $15,370                  $15,037
03/31/00                   $15,200                  $14,290
04/30/00                   $10,009                  $12,982
05/31/00                   $11,171                  $12,194
06/30/00                   $12,015                  $12,950
07/31/00                   $11,395                  $12,783
08/31/00                   $12,094                  $13,601
09/30/00                   $11,450                  $13,186
10/31/00                   $10,504                  $13,176



--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000
                                                 1 YEAR          LIFE(2)
--------------------------------------------------------------------------------
Class Y(2)                                       14.48%          3.82%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on June 30, 1999.


(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending October 31, 2000, using the SEC-required uniform method to compute total return. Because Class A has less than one year of performance, the total returns shown are for Class Y shares. Returns for Class A shares are expected to be somewhat lower than those of Class Y shares because Class A shares have higher expenses. The commencement of investment operations for Class Y is 12/15/98. Class Y shares first became available to the public on July 9, 1999.


                                                      Financial Information   19

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the year ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



---------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A SHARES
                                                                       -------------------------
                                                                       Period Ended October 31,
Per Share Operating Performance:                                                   2000
NET ASSET VALUE, BEGINNING OF PERIOD(a)                                             $13.13
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income(b)                                                              .07
---------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                                      2.70
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                      2.77
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                   -
---------------------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                       -
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                      -
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $15.90
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                                                      21.10%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:(c)
---------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and expense reductions                                     .17%
---------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and expense reductions                                    1.50%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                 .49%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended October 31,
SUPPLEMENTAL DATA FOR ALL CLASSES:                                2000                      1999(e)
NET ASSETS, END OF PERIOD (000)                                  $2,044                      $1,152
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           82.02%                      30.38%
---------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of operations for Class A shares May 1, 2000.

(b)  Calculated using average shares outstanding during the period.
(c)  Not annualized.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(e)  Commencement of investment operations for the Fund is 12/15/98.


20   Financial Information

                                                            MICRO-CAP VALUE FUND

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

[CHART]

Past performance is no guarantee
of future results.

                             Fiscal Year-end 10/31
                 The Fund (Class Y shares)      CRSP 9-10
                    at net asset value          Index(1)
06/30/99                                         $10,000
07/31/99                  $9,730                 $10,165
08/31/99                  $9,511                 $9,918
09/30/99                  $9,309                 $9,829
10/31/99                  $9,065                 $9,777
11/30/99                  $9,943                 $10,912
12/31/99                 $10,387                 $12,191
01/31/00                  $9,935                 $13,000
02/29/00                 $10,905                 $15,037
03/31/00                 $11,010                 $14,290
04/30/00                 $11,191                 $12,982
05/31/00                 $11,395                 $12,194
06/30/00                 $12,700                 $12,950
07/31/00                 $12,780                 $12,783
08/31/00                 $13,684                 $13,601
09/30/00                 $13,874                 $13,186
10/31/00                 $13,608                 $13,176


--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000
                                                 YEAR                  LIFE
--------------------------------------------------------------------------------
Class Y(2)                                       50.12%                26.47%
--------------------------------------------------------------------------------



(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on June 30, 1999.


(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending October 31, 1999, using the SEC-required uniform method to compute total return. Because Class A has less than one year of performance, the total returns shown are for Class Y shares. Returns for Class A shares are expected to be somewhat lower than those of Class Y shares because Class A shares have higher expenses. The commencement of investment operations for Class Y is 12/15/98. Class Y shares first became available to the public on July 9, 1999.


                                                      Financial Information   21

COMPENSATION FOR YOUR DEALER

---------------------------------------------------------------------------------------------------------------------------
                                                  FIRST YEAR COMPENSATION

                                      Front-end
                                      sales charge             Dealer's
                                      paid by investors        concession             Service fee(1)         Total compensation(2)
Class A investments                  (% of offering price)     (% of offering price)  (% of net investment)  (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                         5.75%                    5.00%                   0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                         4.75%                    4.00%                   0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                       3.95%                    3.25%                   0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                       2.75%                    2.25%                   0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                       1.95%                    1.75%                   0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                     no front-end sales charge     1.00%                   0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that           no front-end sales charge     0.55%                   0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that          no front-end sales charge     0.50%                   0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                     no front-end sales charge     0.25%                   0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                          no front-end sales charge          none                    0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------

0
(1)  The service fee for Class A shares is paid quarterly.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letter of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Funds are excluded. Certain purchases of Class A shares are subject to a CDSC.


22   Financial Information

                             ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).







Lord Abbett Securities Trust

Lord Abbett Micro-Cap Growth Fund                                     LAMC-1-500


Lord Abbett Micro-Cap Value Fund                                      (3/01)

SEC FILE NUMBER: 811-7358

[SIDENOTE]

TO OBTAIN INFORMATION


BY TELEPHONE.  Call either Fund at: 888-522-2388

BY MAIL.  Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD,  ABBETT & CO.

wwwLordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LORD ABBETT                      [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).







Lord Abbett Securities Trust

Lord Abbett Micro-Cap Growth Fund                                     LAMC-1-500


Lord Abbett Micro-Cap Value Fund                                      (3/01)

SEC FILE NUMBER: 811-7358

[SIDENOTE]

TO OBTAIN INFORMATION


BY TELEPHONE.  Call either Fund at: 888-522-2388

BY MAIL.  Write to either Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD,  ABBETT & CO.

wwwLordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


LORD ABBETT                      [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

--------------------------------------------------------------------------------

                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2001

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
-------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus of the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (each individually the "Fund", or collectively the "Funds"), dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

              TABLE OF CONTENTS                               PAGE
             1.   Fund History                                   2
             2.   Investment Policies                            2
             3.   Management of the Fund                         9
             4.   Control Persons and Principal Holders
                  of Securities                                 13
             5.   Investment Advisory and Other Services        13
             6.   Brokerage Allocations and Other Practices     14
             7.   Capital Stock & Other Securities              15
             8.   Purchases, Redemptions & Pricing              17
             9.   Taxation of the Fund                          21
            10.   Underwriter                                   22
            11.   Performance                                   23
            12.   Financial Statements                          23

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993. The Trust has six funds or series, but only shares of Class A of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund ("Funds") are described in this Statement of Additional Information. Class A shares of the Funds are only offered to current employees, partners, and officers, directors or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following investment restrictions that cannot be changed without the approval of a majority of its outstanding shares.

Each Fund may not:

      (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

      (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

      (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

      (4) invest in securities of other investment companies, except as permitted by applicable law;

      (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities. (This restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.);

      (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the officers or directors/trustees of the Company, or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

      (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants that are not listed on the New York or American Stock Exchange or a major foreign exchange);

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and Statement of Additional Information, as they may be amended from time to time or;

     (10) buy from or sell to any of its officers, directors, trustees, employees, or its investment adviser or any of its officers, directors, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER RATE. For the fiscal year ended October 31, 2000, the portfolio turnover rate was 103.33% for the Micro-Cap Growth Fund, and 82.02% for the Micro-Cap Value Fund.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.

FOREIGN SECURITIES. Each Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, it currently has no intention to do so.

Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present the following risks:

      - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

      - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

      - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

      - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.

      - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

      - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

STOCK INDEX FUTURES CONTRACTS. Each Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      -  Domestic and foreign securities that are not readily marketable.

      - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

      - Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Funds' transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. The Micro-Cap Value Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Micro-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

      - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

      - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

      - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

      - Bankers' acceptances. Bankers' acceptance are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

      - Repurchase agreements. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. Repurchase agreements are typically collateralized by short-term fixed securities.


                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 55.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds
(since 1990). Currently serves as director of Avondale, Inc.,
Interstate Bakeries Corp., and Travel Center of America., Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age
70.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of Directorship Group
Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.


THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since 1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside Trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                          FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                          ------------------------------------------
(1)                                 (2)                                 (3)                                 (4)
                                                                        Equity-Based                        For Year Ended
                                                                        Retirement Benefits                 December 31, 2000
                                                                        Accrued by the                      Total Compensation
                                    Aggregate                           Trust and                           Paid by the Trust and
                                    Compensation                        Twelve Other Lord                   Twelve Other Lord
                                    Accrued by                          Abbett-sponsored                    Abbett-sponsored
Name of Trustee                     the Funds(1)                        Funds(2)                            Funds(3)
---------------                     --------------                      ----------------------              ---------------------
E. Thayer Bigelow                         $12                                  $19,491                              $60,000
William H.T. Bush                         $12                                  $16,396                              $60,500
Robert B. Calhoun, Jr.                    $12                                  $12,530                              $61,000
Stewart S. Dixon                          $13                                  $35,872                              $62,900
C. Alan MacDonald                         $12                                  $29,308                              $59,500
Thomas J. Neff                            $12                                  $21,765                              $61,200

1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Trust for later distribution to the directors/trustees. Effective
    November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.

    The amounts of the aggregate compensation payable by the Funds as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow; $0, Mr. Bush, $0; Mr. Calhoun, $0; Mr. Dixon, $0; Mr. Jansing, $0; Mr. MacDonald, $0; Mr. Millican, $0 and Mr. Neff, $0.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                            --------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Fetch, Gerber, Hilstad, Hudson, McGruder, Morris, Salzmann, Towle, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:

Robert P. Fetch, age 48;

Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56.

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

David G. Builder, age 47 (with Lord Abbett since 1998, formerly Equity Analyst at Bear Stearns from 1996 to 1998, prior thereto Equity Analyst at Weiss, Peck & Greer);

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President -Securities Group of Wafra Investment Advisory Group from 1988 to
2000);

Lesley Jane Dixon, age 37;

Daniel H. Frascarelli,  age 46;


Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly involved in Fixed Income trading and analysis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank);

Gerard S. E. Heffernan, age 37 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Jerald Lanzotti, age 33;

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, age 41;

Tracie Richter, age 33 (with Lord Abbett since 1999, formerly Vice President -Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

Christopher J. Towle, age 43;

TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is currently only being offered to partners and employees of Lord Abbett and to officers and directors or trustees of each Lord Abbett-sponsored fund (including retired persons who formerly held such positions). As of February 12, 2001, our officers and directors/trustees, as a group, owned approximately 63% of Micro-Cap Growth Fund's outstanding shares of Class A, and 69% of Micro-Cap Value Fund's outstanding shares of Class A. As of February 12, 2001, there were no other record holders of 5% or more of each Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Funds: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Paul
A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other general partners are: Stephen
I. Allen, Zane E. Brown, John E. Erard, Daria L. Foster, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of 1.50 of 1%. These fees are allocated among the separate classes based on such class' proportionate share of each Fund's average daily net assets. For the fiscal years ended October 31, 2000 and 1999, such fees amounted to $31,528 and $13,059, respectively, for Micro-Cap Growth Fund; and $24,354 and $10,786, respectively, for Micro-Cap Value Fund. For the fiscal year ended October 31, 2000, such fees were waived.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN

The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is each Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust. In accordance with the requirements of Rule 17f-5, the Funds' Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord-Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal year ended October 31, 2000, the Funds paid total brokerage commissions on transactions of securities to independent broker-dealers of $9,254.


                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors Class A and Class Y shares to eligible purchasers. Only Class A is described in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to each Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.

RULE 12B-1 CLASS A PLAN
As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act. In adopting the "A Plan" for each Fund and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its shareholders. The expected benefits include greater sales and lower redemptions shares, which should allow each Fund to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under the Class A Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

Each Class A Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

To determine whether the CSDC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the second anniversary of their purchase, and (3) shares held the longest before such second anniversary.

GENERAL. The percentage (1% in the case of Class A shares) used to calculate CDSCs described above for the Class A shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. In the case of Class A shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by a fund if the shares are redeemed before a fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, (ii) amount derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee or, (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

ACCOUNT FEATURES THAT MATTER TO YOU. Some account features are available in whole or in part to Class A shareholders.

HOW DO PURCHASES AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail, such compensation is primarily paid at the time of sale in the case of Class A shares.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively. Class A shares of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are only offered to current employees, partners, and officers, directors, or trustees of each Lord Abbett-sponsored fund and the spouses and children under the age of 21 of each such employee, officer, director or trustee.

We calculate each Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Fund's method of valuation.

The net asset value per share for the Class A shares will be determined by taking the net assets and dividing by the number of Class A shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee/director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustee", "directors" and "employees" include a trustee's/director's or employee's spouse (including the surviving spouse of a deceased trustee/director or employee). The terms "our trustees", "our directors" and "employees of Lord Abbett" also include retired trustees/directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

The maximum offering price of each Fund's Class A shares on October 31, 2000 was computed as follows:

                                               Micro-Cap                           Micro-Cap
                                               Growth Fund                         Value Fund
                                               -----------                         ----------
Net asset value per share (net assets
  Divided by shares outstanding                    $13.18                             $15.90

Maximum offering price per share
  (net asset value divided by .9425)               $13.98                             $16.87

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of a fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")]have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett -sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in

GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of
21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Funds at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholders whether reinvested in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholder of record on a specified date in those months however, is deemed to be paid by the Fund, and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold investments and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last fiscal year, Lord Abbett, as the Funds' principal underwriter, received no commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the average annual compounded rates of total return for the life of each-Fund's Class A shares, for the fiscal year ended October 31, 2000 was: -21.40%, for Micro-Cap Growth Fund and 21.10% for Micro-Cap Value Fund.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the period May 1, 2000 (commencement of operations) to October 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                 [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
LORD ABBETT


MICRO-CAP GROWTH FUND
MICRO-CAP VALUE FUND
INTERNATIONAL SERIES


MARCH 1,2001
PROSPECTUS
CLASS Y SHARES

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Class Y shares of the Funds are neither offered to the general public nor are available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                        THE FUNDS                                           Page

Information about the goal,  MICRO-CAP GROWTH FUND                             2
   principal strategy, main  MICRO-CAP VALUE FUND                              5
    risks, performance, and  INTERNATIONAL SERIES                              8
          fees and expenses


                     YOUR INVESTMENT

   Information for managing  PURCHASES                                        11
          your Fund account  REDEMPTIONS                                      12
                             DISTRIBUTIONS AND TAXES                          12
                             SERVICES FOR FUND INVESTORS                      13
                             MANAGEMENT                                       13


                   FOR MORE INFORMATION

          How to learn more  OTHER INVESTMENT TECHNIQUES                      15
            about the Funds  GLOSSARY OF SHADED TERMS                         16
                             RECENT PERFORMANCE                               17


                   FINANCIAL INFORMATION

   Financial highlights and  MICRO-CAP GROWTH FUND                            20
      line graph comparison  MICRO-CAP VALUE FUND                             22
                             INTERNATIONAL SERIES                             24

How to learn more about the  BACK COVER
       Funds and other Lord
               Abbett Funds

                                                           MICRO-CAP GROWTH FUND

                                    THE FUNDS

GOAL

    The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


    To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities in which the Fund may invest include common stocks, convertible securities, American Depository Receipts and warrants of companies.

    We use fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

    This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

    While typically fully invested, at times the Fund may invest temporarily in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

    The Fund is subject to the general risks and considerations associated with equity investing, and the particular risks associated with micro-cap and growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.


    The price of stocks of the small companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When micro-cap investing is out of favor, the Fund's share prices may decline even if the companies held by the Fund have sound fundamentals. Micro-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

    Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.

    Growth stocks may grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's potential for growth is wrong, the price of the company's stock may decrease below the price at which the Fund purchased the stock.


    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


[SIDENOTE]
WE OR THE FUND refers to the Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund") of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but their prices also tend to be more volatile than value stocks, increasing the potential for loss.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Funds

                                                           MICRO-CAP GROWTH FUND

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------
                                  00         -22.9%
BEST QUARTER                      1st Q '00   26.6%
WORST QUARTER                     2nd Q '00  -20.9%
--------------------------------------------------------------------------------

    The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARE CLASS                                    1 YEAR        SINCE INCEPTION(1)
Class Y shares                                  -22.90%             -5.13%
--------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)                -5.57%             15.10%(3)
--------------------------------------------------------------------------------


(1) The date of commencement of operations for Class Y is 7/9/99.
(2) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) This represents total return for the period 6/30/99 - 12/31/00 to correspond with Class Y inception date.


                                                                    The Funds  3

                                                           MICRO-CAP GROWTH FUND

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
                                                                                  CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                       none
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                      none
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets)
(as a % of average net assets)
---------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                 1.50%
---------------------------------------------------------------------------------------------
Other Expenses                                                                     0.55%
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                               2.05%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS             1 YEAR         3 YEARS          5 YEARS        10 YEARS
Class Y shares           $208            $643            $1,103         $2,379
--------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS 0.00% OF AVERAGE NET ASSETS.


4  The Funds

                                                            MICRO-CAP VALUE FUND

GOAL


    The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY


    To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of less than $350 million at the time of purchase. We consider these companies to be micro-cap companies. Micro-cap companies represent the smallest sector of companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Equity securities in which the Fund may invest include common stocks, convertible securities, American Depository Receipts and warrants of companies.

    We use fundamental analysis to look for micro-cap companies that appear to be undervalued. The Fund considers a stock undervalued if, in our view, its price does not reflect its potential worth. Because of their smaller size and low level of trading, micro-cap stocks are often overlooked or not closely followed by investors. The Fund will invest in companies that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes, which we believe to be important factors in determining the future market valuation for the company's stock. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.

    This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

    While typically fully invested, at times the Fund may invest temporarily in such short-term fixed income securities as U.S. Government obligations, bank certificates of deposit, bankers' acceptance, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

    The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

    The price of stocks of the small companies in which the Fund invests may fluctuate in price more than the price of larger company stocks. When micro-cap investing is out of favor, the Fund's share price may decline even if the companies held by the Fund have sound fundamentals. Micro-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger companies. They also may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

    Many micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This could increase the potential for loss to the Fund.

    There is also the risk that an investment may never reach what we think is its full value.


[SIDENOTE]
WE OR THE FUND refers to the Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund") of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio of securities purchased with the pooled money of investors. The Fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

VALUE STOCKS are stocks of companies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


MICRO-CAP STOCKS are not traded in the volume typical of stocks listed on a national securities exchange. As a result, they may be less liquid. That means the Fund could have difficulty selling a micro-cap stock at an acceptable price, especially in periods of market volatility. This increases the potential for loss.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


                                                                    The Funds  5

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------
                                  00           36.0%
BEST QUARTER                      2nd Q '00    16.1%
WORST QUARTER                     4th Q '00     1.8%
--------------------------------------------------------------------------------

    The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARE CLASS                                   1 YEAR        SINCE INCEPTION(1)
Class Y shares                                35.99%             26.32%
--------------------------------------------------------------------------------
Center for Research Security
Prices Index "CRSP 9-10 Index"(2)             -5.57%             15.10%(3)
--------------------------------------------------------------------------------


(1) The date of commencement of operations for Class Y is 7/9/99.
(2) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) This represents total return for the period 6/30/99 - 12/31/00 to correspond with Class Y inception date.


6  The Funds

                                                            MICRO-CAP VALUE FUND

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------------------------
FEE TABLE
-------------------------------------------------------------------------------------------------
                                                                                 CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering price)                       none
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                      none
-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
-------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                 1.50%
-------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.69%
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                               2.19%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS           1 YEAR         3 YEARS          5 YEARS         10 YEARS
Class Y shares         $222           $685            $1,175           $2,524
--------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.

LORD ABBETT IS CURRENTLY WAIVING ITS MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME. THE TOTAL OPERATING EXPENSE RATIO WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTION IS 0.00% OF AVERAGE NET ASSETS.


                                                                    The Funds  7

                                                            INTERNATIONAL SERIES

GOAL


    The Fund's investment objective is long-term capital appreciation.


PRINCIPAL STRATEGY

    To pursue this goal, the Fund invests in stocks of companies principally based outside the United States. Under normal conditions, at least 80% of the Fund's assets will be invested in stocks of companies in at least three different countries outside the United States.

    The Fund intends to primarily invest in stocks of small companies, those with market capitalizations of less than $2 billion, although the Fund may also invest in stocks of larger companies.

    We look for:

    -   developing global trends on an industry-by-industry basis

    - companies which are the strongest or the best positioned in those industries

    -   companies selling at attractive prices

    -   companies we see as having the best potential for growth or profits

    We may limit the number of holdings in the Fund to a greater degree than other similar funds in an effort to prevent the dilution of the performance of securities held in the portfolio. However, the Fund is a diversified fund.

    The Fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could reduce the Fund's ability to benefit from an upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

    The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. The value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

    Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

    Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

    Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]
WE OR THE FUND refers to the International Series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

SMALL COMPANIES are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


8  The Funds

                                                            INTERNATIONAL SERIES

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES
--------------------------------------------------------------------------------
                                  98          15.8%
                                  99          27.8%
                                  00         -23.2%
BEST QUARTER                      1st Q '98   23.8%
WORST QUARTER                     4th Q '00  -23.2%
--------------------------------------------------------------------------------

    The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000
--------------------------------------------------------------------------------
SHARE CLASS                                    1 YEAR     SINCE INCEPTION(2)
Class Y shares                                 -23.22%          4.44%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
European, Australasia and Far East Index(1)    -13.96%          9.64%(3)
--------------------------------------------------------------------------------


(1) Performance for the unmanaged Index does not reflect fees or expenses. The performance of the Index is not representative of the Fund's performance.
(2) The date of inception for Class Y shares is 12/30/97.
(3) This represents total return for the period 12/31/97 - 12/31/00, to correspond with Class Y inception date.


                                                                    The Funds  9

                                                            INTERNATIONAL SERIES

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------------------------
FEE TABLE
---------------------------------------------------------------------------------------------------
                                                                                  CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                                         none
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                      none
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
(as a % of average net assets)
---------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                 0.75%
---------------------------------------------------------------------------------------------------
Other Expenses                                                                     0.60%
---------------------------------------------------------------------------------------------------
Total Operating Expenses                                                           1.35%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS            1 YEAR         3 YEARS          5 YEARS        10 YEARS
Class Y shares          $137           $428             $739           $1,624
--------------------------------------------------------------------------------


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


10  The Funds

                                 YOUR INVESTMENT

PURCHASES

    CLASS Y SHARES. Class Y shares are purchased at net asset value ("NAV") with no sales charge. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form. We reserve the right to withdraw all or part of the offering made by this prospectus, or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

    WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; and (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

    HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for MUTUAL FUND FEE BASED PROGRAMS, Directors, Trustees or officers of the Funds and partners of Lord Abbett, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

    BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

    BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878000333, FBO: (account name) and (your Lord Abbett account number). Specify the


[SIDENOTE]
NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of Trustees of the Funds. Certain foreign securities that are primarily listed on foreign exchanges may trade on weekends or days when a Fund's NAV is not calculated. As a result, a Fund's NAV may be impacted on days when shareholders will not be able to purchase or redeem shares.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases", the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.


                                                                   The Funds  11
    complete name of the Fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878000333, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your account number and your name.

REDEMPTIONS

    BY BROKER. Call your investment professional for instructions on how to redeem your shares.

    BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Fund at 800-821-5129.

    BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

    Include all necessary signatures. If the signer has any LEGAL CAPACITY, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

    Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

    BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trade Dept. minimum wire:
    $1,000. Your wire redemption request must be received by your Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

    Each Fund normally expects to pay its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions" on an annual basis. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


    For federal income tax purposes, each Fund's income dividends and short-term capital gains distributions are taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


[SIDENOTE]
ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


12  The Funds

    The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

    Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to the shareholder.

    If you buy shares when the Fund has realized but not yet disbributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion back in the form of a potentially taxable dividend.


    Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

    We offer the following shareholder services:

    TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored Funds.

    ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

    HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.

    ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call each Fund at 800-821-5129.

    SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any ELIGIBLE FUND.

MANAGEMENT

    The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

    Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rates for each Fund are as follows:


    - for Micro-Cap Growth Fund and Micro-Cap Value Fund the annual rate is 1.5%


    -   for the International Series the annual rate is .75 of 1%.


    For the fiscal year ended October 31, 2000 Lord Abbett waived its entire management fee and subsidized other expenses of Micro-Cap Growth Fund and Micro-Cap Value Fund.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                                   The Funds  13

    INVESTMENT MANAGERS. Lord Abbett uses a team of portfolio managers and analysts acting together to manage each Fund's investments.


    MICRO-CAP GROWTH FUND. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Lesley-Jane Dixon and John DiChiaro. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder was a portfolio manager and Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Mr. DiChiaro has been with Lord Abbett since 2000, prior to that he was Vice President of Wafra Investment Advisory Group.


    MICRO-CAP VALUE FUND. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Gerard S.E. Heffernan and Gregory M. Macosko, Jr. Mr. Fetch has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors. Mr. Heffernan joined Lord Abbett in 1998; before that he was with CL Capital Management Company as a Portfolio Manager from 1996 to 1998 and as an Equity Research Analyst from 1992 to 1996. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service.


    INTERNATIONAL SERIES. Christopher J. Taylor has been Managing Director of the sub- adviser of the Fund, Fuji Investment Management Co. (Europe) Ltd. and its predecessor companies since 1987. Lord Abbett had a minority interest in the sub-adviser, but disposed of its interest in December 2000.


14  The Funds

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

    This section describes some of the investment techniques that might be used by the Funds and their risks.

    ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


    DEPOSITORY RECEIPTS. Each Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


    EMERGING COUNTRIES RISK. The International Series may invest in emerging country securities. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of companies located in certain emerging countries may involve a risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. These risks are not normally associated with investments in more developed countries.


    EQUITY SECURITIES. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


    FOREIGN SECURITIES. The International Series may invest all of its assets in foreign securities, which are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign securities also may be affected by changes in currency rates or currency controls.


    FUTURES CONTRACTS AND OPTIONS ON FUTURE CONTRACTS. Each Fund may enter into financial futures contracts and related options transactions for bona fide hedging


                                                        For More Information  15
    purposes or to pursue risk management strategies, although it does not currently intend to do so. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


    OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on equity securities that are traded on national securities exchanges. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.


    RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


    WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Micro-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The Fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.

GLOSSARY OF SHADED TERMS

    ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering class Y shares.

    LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

    To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed


16  For More Information
    as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

    MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE


    The following is a discussion of recent performance for the 12 month period ending October 31, 2000.


    MICRO-CAP GROWTH FUND The Fund showed good performance in the closing months of 1999 and the first part of 2000 due to gains throughout most sectors within the portfolio. For the second half of the Fund's fiscal year, however, performance was hurt by the volatility that continued to plague the small cap growth market. The smallest market cap stocks within the Russell 2000 Growth Index were especially weak. Slowing U.S. economic growth resulted in widespread earnings shortfalls. Disappointments in earnings at high-profile growth companies helped fuel bearish sentiment. Nevertheless, we were pleased with the performance of the companies in which we have the strongest conviction - our top ten holdings.


    The Fund's overall performance was primarily hurt by stock selection in the healthcare sector. Many stocks underperformed due to investor uncertainty surrounding the recent presidential election and proposed healthcare spending. An overweighting in the consumer discretionary sector also detracted from overall performance in the beginning of the year, but was a "defensive" area contributing to positive performance towards the latter half. After their outstanding performance in 1999 and the opening months of 2000, technology stocks faced significant declines as the year progressed. Careful stock picking and underweighting in this sector aided the portfolio.


    MICRO-CAP VALUE FUND The Fund's strong performance in the closing months of 1999 and the first part of 2000 was primarily due to gains in our stocks of technology, materials & services, producer durables and consumer discretionary companies. In the producer durables sector, careful stock selection was an important factor that benefited performance. Another favorable area was the consumer discretionary sector, where select holdings posted robust first quarter earnings results. Furthermore, stocks in the integrated oils sector benefited from an increase in total revenues due to higher oil and gas prices.


    As the year progressed, the Fund's solid performance was attributed to strong gains in the stocks of companies in the materials & processing sectors. We managed to buck the downward performance trend in the technology sector by investing in select companies with strong underlying fundamentals. Furthermore, as interest rates began to stabilize, we saw stronger returns from the previously out-of-favor financial sector. However, our weighting remained relatively stable during the year, as valuations of these stocks were not particularly compelling. Stocks of energy companies did fairly well for the Fund year-to-date, but began to give back performance toward the end of the period.


[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

/s/ Robert A. Doe
EXECUTOR OF THE ESTATE OF
JOHN W. DOE

  [Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
NAME OF GUARANTOR

/s/ David R. [Illegible]
------------------------
    AUTHORIZED SIGNATURE
(960)           X9003470
SECURITIES TRANSFER AGENTS MEDIALLION PROGRAM-TM-
                                              SR

- In the case of the corporation -
  ABC Corporation

 /s/ Mary B. Doe

  By Mary B. Doe, President

  [Date]

SIGNATURE GUARANTEED
MEDALLION GUARANTEED
NAME OF GUARANTOR

/s/ David R. [Illegible]
------------------------
    AUTHORIZED SIGNATURE
(960)           X9003470
SECURITIES TRANSFER AGENTS MEDIALLION PROGRAM-TM-
                                              SR


                                                        For More Information  17

    INTERNATIONAL SERIES. Despite a rocky investment environment, the portfolio was able to perform well, outdistancing the performance of the MSCI World Ex US Index(1) on a year-to-date basis due to strong gains from the portfolio's Canadian, French, German, and Australian holdings. Although we did experience some performance pressure from losses in the stocks of UK and Japanese companies, careful stock selection and lower exposure to poor performing emerging markets and peripheral European regions helped the portfolio in comparison to the Index.


    Takeover activity led the stocks of many capital equipment and aerospace companies to rebound from their lows earlier this year, which helped contribute to our performance during the period. We were also pleased with the performance of the stocks of select computer hardware companies, where increased demand helped boost earnings. In addition, as crude oil prices rose, our investments in oil and gas companies were among our strongest performers.


    Conversely, rising oil prices adversely affected the stocks of materials and chemical companies, which performed poorly, as higher raw materials prices (such as oil) hurt the prices of these stocks. Our exposure to steel companies also hurt performance due to a combination of increasing competition and declining demand, forcing the prices of the stocks of many of these companies lower. A shortage in the handset hardware and issues surrounding digital operating license payments also affected the stock prices of many telecom companies, thus detracting from overall performance.


    We believe that European and Canadian stock markets will continue to be supported by strong corporate profit growth resulting from an accelerated economic expansion, corporate restructuring, and the continuous flow of funds into the equity markets. We also believe that indications suggest that the euro has reached its low and will likely begin to appreciate over the next year. We remain cautious regarding the stocks of most Japanese and Far East companies because they are, in our opinion, fully valued in terms of their economic and corporate earnings growth prospects. Despite regional conditions, we will continue building the portfolio on a stock-by-stock basis, focusing on companies we consider the "best of the breed."


18  For More Information

                                                           MICRO-CAP GROWTH FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


    This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


---------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS Y SHARES

                                                                        Period Ended October 31,

Per Share Operating Performance:                                    2000                      1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.57                   $10.00
INVESTMENT OPERATIONS
 Net investment income(b)                                               .04                      .02
 Net realized and unrealized gain on investments                       1.73                     2.55
TOTAL FROM INVESTMENT OPERATIONS                                       1.77                     2.57
DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income                                                 (.02)                     --
 Net realized gain (loss)                                             (1.11)                     --
TOTAL DISTRIBUTIONS                                                   (1.13)                     --
NET ASSET VALUE, END OF PERIOD                                       $13.21                   $12.57
TOTAL RETURN(d)                                                       14.48%                   25.70%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and  expense reductions                     .00%                     .00%(c)
 Expenses, excluding waiver and expense reductions                     2.33%                    1.71%(c)
 Net investment income                                                  .22%                     .19%(c)
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended October 31,

SUPPLEMENTAL DATA FOR ALL CLASSES:                                  2000                      1999(a)
NET ASSETS, END OF PERIOD (000)                                      $2,168                   $1,404
PORTFOLIO TURNOVER RATE                                              103.33%                   41.18%
---------------------------------------------------------------------------------------------------------------------------


(a) Commencement of investment operations for Class Y shares: December 15, 1998. Class Y shares first became available to the public on July 9, 1999.
(b) Calculated using average shares outstanding during the period.
(c) Not annualized.
(d) Total return assumes the reinvestment of all distributions.


20  Financial Information

                                                           MICRO-CAP GROWTH FUND

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[CHART]

Past performance is no guarantee of future results.

                              Fiscal Year-end 10/31

                   The Fund (Class Y shares)
                       at net asset value              CRSP 9-10 Index(1)
       06/30/99             $9,964                          $10,165
       08/31/99             $9,314                           $9,918
       09/30/99             $9,372                           $9,829
     10/31/1999             $9,175                           $9,777
     11/30/1999            $10,082                          $10,912
     12/31/1999            $12,000                          $12,191
       01/31/00            $12,476                          $13,000
       02/29/00            $15,378                          $15,037
       03/31/00            $15,188                          $14,290
       04/30/00            $13,009                          $12,982
       05/31/00            $11,171                          $12,194
       06/30/00            $12,015                          $12,950
       07/31/00            $11,395                          $12,783
       08/31/00            $12,094                          $13,601
       09/30/00            $11,450                          $13,186
     10/31/2000            $10,504                          $13,176

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000

                                    1 YEAR                       LIFE(2)
--------------------------------------------------------------------------------
 Class Y                              14.48%                        3.82%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged CRSP 9-10 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on June 30, 1999.
(2) The commencement of operations for Class Y is 7/9/99.


                                                       Financial Information  21

                                                            MICRO-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

    This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


---------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS Y SHARES

                                                                         Period Ended October 31,
Per Share Operating Performance:                                    2000                      1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.75                      $10.00
INVESTMENT OPERATIONS
 Net investment income(b)                                              .14                         .12
 Net realized and unrealized gain on investments                      5.19                         .63
TOTAL FROM INVESTMENT OPERATIONS                                      5.33                         .75
DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income                                                 (.09)                     --
 Net realized gain (loss)                                              (.07)                     --
TOTAL DISTRIBUTIONS                                                    (.16)                     --
NET ASSET VALUE, END OF PERIOD                                      $15.92                      $10.75
TOTAL RETURN(d)                                                      50.12%                       7.60%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions                    0.00%                        .00%(c)
 Expenses, excluding waiver and expense reductions                    2.50%                       1.80%(c)
 Net investment income                                                1.15%                       1.08%(c)
---------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended October 31,

SUPPLEMENTAL DATA FOR ALL CLASSES:                                  2000                      1999(a)
NET ASSETS, END OF PERIOD (000)                                     $2,044                      $1,152
Portfolio turnover rate                                              82.02%                      30.38%
---------------------------------------------------------------------------------------------------------------------------


(a) Commencement of investment operations for Class Y shares: December 15, 1998. Class Y shares first became available to the public on July 9, 1999.
(b) Calculated using average shares outstanding during the period.
(c) Not annualized.
(d) Total return assumes the reinvestment of all distributions.


22  Financial Information

                                                            MICRO-CAP VALUE FUND

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Center for Research Security Prices Index "CRSP 9-10 Index", assuming reinvestment of all dividends and distributions.

[CHART]

Past performance is no guarantee of future results.

                             Fiscal Year-end 10/31

                        The Fund (Class Y shares)
                           at net asset value         CRSP 9-10 Index(1)
       06/30/99                  $9,730                     $10,165
       08/31/99                  $9,511                      $9,918
       09/30/99                  $9,309                      $9,829
     10/31/1999                  $9,065                      $9,777
     11/30/1999                  $9,943                     $10,912
     12/31/1999                 $10,387                     $12,191
       01/31/00                  $9,935                     $13,000
       02/29/00                 $10,985                     $15,037
       03/31/00                 $11,010                     $14,290
       04/30/00                 $11,191                     $12,982
       05/31/00                 $11,395                     $12,194
       06/30/00                 $12,788                     $12,950
       07/31/00                 $12,788                     $12,783
       08/31/00                 $13,684                     $13,601
       09/30/00                 $13,874                     $13,186
     10/31/2000                 $13,608                     $13,176

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000

                                      1 YEAR                       LIFE(2)
--------------------------------------------------------------------------------
 Class Y                              50.12%                       26.47%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged CRSP 9-10 Index does not reflect any expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on June 30, 1999.
(2) The commencement of operations for Class Y is 7/9/99.


                                                       Financial Information  23

                                                            INTERNATIONAL SERIES

FINANCIAL HIGHLIGHTS

    This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31,2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


----------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y SHARES

                                                                                 Period Ended October 31,

Per Share Operating Performance:                                         2000              1999          1998(a)
NET ASSET VALUE, BEGINNING OF PERIOD                                    $14.00            $12.41         $11.28
INCOME OPERATIONS
 Net investment income (loss)(d)                                          (.01)              .12            .15
 Net realized and unrealized gain on
  investments and foreign currency related transactions                   1.54              1.56            .98
TOTAL FROM INVESTMENT OPERATIONS                                          1.53              1.68           1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                    (.10)             (.07)          --
 Net realized gain                                                        (.82)             (.02)          --
TOTAL DISTRIBUTIONS                                                       (.92)             (.09)          --
NET ASSET VALUE, END OF PERIOD                                          $14.61            $14.00         $12.41
TOTAL RETURN(b)                                                          11.45%            13.65%         10.02%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reduction                                    1.35%             1.20%           .84%(c)
 Expenses, excluding expense reduction                                    1.37%             1.20%           .84%(c)
 Net investment income (loss)                                             (.09)%             .86%          1.11%(c)
----------------------------------------------------------------------------------------------------------------
                                                                                 Period Ended October 31,

SUPPLEMENTAL DATA FOR ALL CLASSES:                                       2000              1999           1998
NET ASSETS, END OF YEAR (000)                                          $274,205         $213,087        $153,033
PORTFOLIO TURNOVER RATE                                                 35.14%             75.15%        20.52%
----------------------------------------------------------------------------------------------------------------


(a) From December 30, 1997 (commencement of offering).
(b) Total return assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Calculated using average shares outstanding during the year.


24  Financial Information

                                                            INTERNATIONAL SERIES

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Morgan Stanley Capital International European, Australasia and Far East Index ("MSCI EAFE Index"), assuming reinvestment of all dividends and distributions.

[CHART]

Past performance is no guarantee of future results.

                             Fiscal Year-end 10/31

                         The Fund (Class Y shares)
                             at net asset value          MSCI EAFE Index(1)
       12/31/97                    $10,027
       01/31/98                    $10,470                   $10,460
       02/28/98                    $11,348                   $11,133
       03/31/98                    $12,411                   $11,479
       04/30/98                    $12,943                   $11,572
       05/31/98                    $13,351                   $11,519
       06/30/98                    $13,032                   $11,608
       07/31/98                    $13,050                   $11,729
       08/31/98                    $11,188                   $10,278
       09/30/98                    $10,559                    $9,966
     10/31/1998                    $11,002                   $11,007
     11/30/1998                    $11,700                   $11,574
     12/31/1998                    $11,611                   $12,033
       01/31/99                    $11,637                   $12,001
       02/28/99                    $11,253                   $11,717
       03/31/99                    $11,602                   $12,209
       04/30/99                    $13,326                   $12,707
       05/31/99                    $12,415                   $12,055
       06/30/99                    $12,612                   $12,528
       07/31/99                    $12,745                   $12,903
       08/31/99                    $12,674                   $12,953
       09/30/99                    $12,316                   $13,086
     10/31/1999                    $12,504                   $13,579
     11/30/1999                    $13,621                   $14,054
     12/31/1999                    $14,841                   $15,318
       01/31/00                    $16,214                   $14,348
       02/29/00                    $18,531                   $14,737
       03/31/00                    $17,187                   $15,311
       04/30/00                    $14,869                   $14,508
       05/31/00                    $14,125                   $14,156
       06/30/00                    $14,898                   $14,713
       07/31/00                    $15,136                   $16,099
       08/31/00                    $15,947                   $14,224
       09/30/00                    $14,841                   $13,535
     10/31/2000                    $13,935                   $13,218

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 2000


                                          1 YEAR                    LIFE
--------------------------------------------------------------------------------
Class Y(2)                                11.45%                   12.40%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged Index does not reflect any fees or expenses. Performance for this Index begins on 12/31/97.
(2) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.



                                                       Financial Information  25

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and the Funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).





Lord Abbett Securities Trust
       Lord Abbett Micro-Cap Growth Fund
       Lord Abbett Micro-Cap Value Fund                            LAMC-Y-1-300
       International Series                                        (3/01)


SEC FILE NUMBER: 811-7358


[SIDENOTE]
TO OBTAIN INFORMATION

BY TELEPHONE.  Call each Fund at:
888-522-2388


BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LORD ABBETT                      [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and the Funds' investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).





Lord Abbett Securities Trust
       Lord Abbett Micro-Cap Growth Fund
       Lord Abbett Micro-Cap Value Fund                             LAMC-Y-1-300
       International Series                                         (3/01)


SEC FILE NUMBER: 811-7358


[SIDENOTE]
TO OBTAIN INFORMATION

BY TELEPHONE.  Call each Fund at:
888-522-2388


BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LORD ABBETT                     [GRAPHIC OF CHESS KNIGHT]-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

--------------------------------------------------------------------------------

                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                MARCH 1, 2001

                          LORD ABBETT SECURITIES TRUST
                        LORD ABBETT MICRO-CAP GROWTH FUND
                        LORD ABBETT MICRO-CAP VALUE FUND
                              INTERNATIONAL SERIES
                                    Y SHARES

-------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with the Prospectus for the Class Y shares of the Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund, Lord Abbett Micro-Cap Value Fund, and the International Series (each individually the "Fund", or collectively the "Funds") dated March 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                              PAGE
         1.  Fund History                                  2
         2.  Investment Policies                           2
         3.  Management of the Fund                        9
         4.  Control Persons and Principal Holders
               of Securities                              13
         5.  Investment Advisory and Other Services       13
         6.  Brokerage Allocations and Other Practices    14
         7.  Capital Stock & Other Securities             16
         8.  Purchases, Redemptions & Pricing             17
         9.  Taxation of the Fund                         18
        10.  Underwriter                                  19
        11.  Performance                                  19
        12.  Financial Statements                         20

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993. The Trust has six funds or series, but only Class Y shares of Lord Abbett Micro-Cap Growth Fund, Lord Abbett Micro-Cap Value Fund, and the International Series ("Funds") are described in this Statement of Additional Information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

      (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes,
            (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

      (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Funds' investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investments.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

      (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

      (4) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

      (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

      (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors/trustees of the Funds or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

      (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Funds' Prospectuses and statements of additional information, as they may be amended from time to time; or

     (10) buy from or sell to any of the Funds' officers, directors, employees, or its investment adviser or any of the Funds' officers, directors, trustees, partners or employees, any securities other than its shares.

PORTFOLIO TURNOVER RATE. For the fiscal year ended October 31, 2000, the portfolio turnover rate was 103.33% for the Micro-Cap Growth Fund, 82.02% for the Micro-Cap Value Fund, and 35.14% for the International Series.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolios.

BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.

FOREIGN SECURITIES. Micro-Cap Growth and Micro0Cap Value Funds may invest up to 10% of their net assets in foreign securities which are primarily traded outside the United States. The International Series may invest all of its assets in foreign securities. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currently blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, it currently has no intention to do so.

Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present the following risks:

      - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

      - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

      - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

      - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.

      - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

      - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

STOCK INDEX FUTURES CONTRACTS. Each Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      -  Domestic and foreign securities that are not readily marketable.

      - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

      - Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. Each Fund, other that the International Series, may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

The International Series may invest in foreign countries through investment companies. Some emerging countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized.
In addition to the additional fees associated with such indirect investments, these investments are subject to the risks of investing in foreign securities.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Fund's total assets. Each Fund's loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Fund will comply with the following conditions whenever it loans securities: (i) it must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) it must be able to terminate the loan at any time; (iv) it must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) it may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Each Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. A Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Funds' transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Each Fund may invest in rights and warrants to purchase securities, including warrants which are not listed on the New York Stock Exchange ("NYSE") or AMEX in an amount not to exceed 5% of the value of the Fund's gross assets. Each Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE AMEX, except when they form a unit with other securities. As a matter of operating policy, each Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Fund have a total value in excess of the value of the repurchase agreement. Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Funds intend to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Funds will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

SHORT SALES. The Micro-Cap Value Fund may make short sales of securities or maintain a short position, if at all times when a short position is opened the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Micro-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

SHORT-TERM FIXED INCOME SECURITIES. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

      - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

      - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

      - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

      - Bankers' acceptances. Bankers' acceptance are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

      - Repurchase agreements collateralized by these securities. Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director, or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President.  Age 55.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing  General Partner,  Bigelow Media, LLC (since 2000);  Senior Adviser,
 Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). President and Chief
Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.

101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since
1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Centers of America, Inc. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age
70.


C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.


THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976).  Currently serves as director of Ace, Ltd. and Exult, Inc.  Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Funds and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside directors. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the funds' equity-based retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                                          FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                          ------------------------------------------
(1)                                 (2)                                 (3)                                 (4)
                                                                        Equity-Based                        For Year Ended
                                                                        Retirement Benefits                 December 31, 2000
                                                                        Accrued by the                      Total Compensation
                                    Aggregate                           Trust and                           Paid by the Fund and
                                    Compensation                        Twelve Other Lord                   Twelve Other Lord
                                    Accrued by                          Abbett-sponsored                    Abbett-sponsored
Name of Director                    the Funds(1)                        Funds(2)                            Funds(3)
----------------                    --------------                      ----------------------              ---------------------
E. Thayer Bigelow                        $765                                  $19,491                             $60,000
William H.T. Bush                        $768                                  $16,396                             $60,500
Robert B. Calhoun, Jr.                   $772                                  $12,530                             $61,000
Stewart S. Dixon                         $776                                  $35,872                             $62,900
C. Alan MacDonald                        $756                                  $29,308                             $59,500
Thomas J. Neff                           $780                                  $21,765                             $61,200

1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under that plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Funds.

    The amounts of the aggregate compensation payable by each of the Funds as of October 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $0; Mr. Bush, $0; Mr. Calhoun, $0;
    Mr. Dixon, $0; Mr. MacDonald, $0, and Mr. Neff, $0.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 2000. In 1996, the equity-based plans superseded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.

3. The fourth column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                            --------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Fetch, Gerber, Hilstad, Hudson, McGruder, Morris, Salzmann, Towle, and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:

Robert P. Fetch, age 48;

Robert I. Gerber, age 46; (with Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

W. Thomas Hudson, Jr., age 59;

Stephen I. McGruder, age 57;

Robert G. Morris, age 56.

Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);

VICE PRESIDENTS:

Joan Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);

David G. Builder, age 47 (with Lord Abbett since 1998, formerly Equity Analyst at Bear Stearns from 1996 to 1998, prior thereto Equity Analyst at Weiss, Peck & Greer);

Daniel E. Carper, age 49;

John J. DiChiaro, age 43 (with Lord Abbett since 2000, formerly Vice President -Securities Group of Wafra Investment Advisory Group from 1988 to
2000);

Lesley Jane Dixon, age 37;

Daniel H. Frascarelli, age 46;


Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly involved in Fixed Income trading and analysis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank),

Gerard S. E. Heffernan, age 37 (with Lord Abbett since 1998, formerly a Portfolio Manager at CL Capital Management Company; from 1996 to 1998, prior thereto Equity Research Analyst at CL Capital Management Company);

Paul A. Hilstad, age 58, Vice President and Secretary;

Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);

Jerald Lanzotti, age 33;

Gregory M. Macosko, age 53 (with Lord Abbett since 1996, formerly an Equity Analyst and Portfolio Manager at Royce Associates);

A. Edward Oberhaus, age 41;

Tracie Richter, age 33 (with Lord Abbett since 1999, formerly Vice President -Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);

Christopher J. Towle, age 43;

TREASURER:

Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the

Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 12, 2001, our officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. As of February 12, 2001, there were no record holders of 5% or more of each Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of each Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Paul
A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli
M. Salzmann, and Christopher J. Towle. The other general partners are:
Stephen I. Allen, Zane E. Brown, John E. Erad, Daria L. Foster, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on each Fund's average daily net assets. The annual rate for Micro-Cap Growth Fund and Micro-Cap Value Fund is 1.50% of 1%. The annual rate for the International Series is .75 of 1%. For the fiscal years ended October 31, 2000 and 1999, the fees for the Micro-Cap Growth Fund and the Micro-Cap Value Fund amounted to $31,528 and $13,059, and $24,354 and $10,786, respectively. For the fiscal year ended October 31, 2000, such fees were waived. For the fiscal years ended October 31, 2000 and 1999, the fees for the International Series amounted to $2,127,038 and $1,450,892, respectively.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN

The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is each Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust. In accordance with the requirements of Rule 17f-5, the Funds' Board of Trustees have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT

UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in the Funds' Annual Reports to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in each Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord

Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Funds and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Funds.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal year ended October 31, 2000, Micro-Cap Growth Fund and Micro-Cap Value Fund paid total brokerage commission on transactions of securities to independent broker-dealers of $9,254. For the fiscal years ended October 31, 2000, 1999, and 1998, International Series paid total brokerage commission on transaction of securities to independent broker dealers of $674,190, $380,452, and $321,480 respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Micro-Cap Growth Fund and Micro-Cap Value Fund each offers investors Class A and Class Y shares to eligible purchasers. International Series offers five classes of shares, including Class Y. Only Class Y shares for each Fund are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate the Funds' net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Funds' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, each Funds' method of valuation.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                              TAXATION OF THE FUND

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Funds at regular corporate rates.

Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. All dividends are taxable to shareholders whether reinvested in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Funds' shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholder of record on a specified date in those months however, is deemed to be paid by the Fund, and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders of the Micro-Cap Growth Fund an Micro-Cap Value Fund, who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. Shareholders of other Funds may be eligible to claim federal income tax credits or deductions for foreign income taxes paid by their Fund if more than 50% of the value of the Fund's total assets at the close of the tax year consists of stocks or securities in foreign corporations, it has distributed at least 90% of its investment company taxable income and net tax-exempt interest, and it makes an election to pass through to its shareholders the right to take the credit or deductions for foreign taxes. If such an election is made, the Fund will send an annual written notice to its shareholders indicating the amount that the shareholder may, for purposes of determining, treat as the proportionate share of foreign taxes paid and income derived from foreign sources

Each Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold investments and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and foreign tax consequences of the ownership of shares of the Funds, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Each shareholder should consult his tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                  UNDERWRITERS

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. Each Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to us its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the following table indicates the average annual compounded rates of total return for one, five, ten, or since inception where applicable. Past performance is not indicative of future results.

                                         1 Year         5 Years        10 Years         Since Inception
                                         ------         -------        --------         ----------------
Micro-Cap Growth Fund                    14.48%            -               -            03.82% (07/09/99)
Micro-Cap Value Fund                     50.12%            -               -            26.47% (07/09/99)
International Series                     11.45%            -               -            12.40% (12/30/97)

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2000 with respect to Micro-Cap Growth Fund, Micro-Cap Value Fund, and the International Series, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Reports to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                          LORD ABBETT SECURITIES TRUST
                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 34 (the "Amendment") to the Registrant's Registration Statement relates to the following separate series and/or classes of the shares of the Registrant:

      Alpha Series - Classes A, B, C, and P shares
      Lord Abbett All Value Fund (formerly known as the Growth & Income Series) - Classes A, B, C, and P shares
      World Bond-Debenture Series - Classes A, B, C, and P shares
      International Series - Classes A, B, C, P, and Y shares
      Lord Abbett Micro-Cap Value Fund - Classes A and Y shares
      Lord Abbett Micro-Cap Growth Fund - Classes A and Y shares

Item 23.    EXHIBITS
(a)         DECLARATION OF TRUST, AS AMENDED.  AMENDMENT EFFECTIVE MARCH 1, 2001 FILED HEREIN.
(b)         BY-LAWS.  AMENDED AND RESTATED FILED HEREIN.
(c)         INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Incorporated by reference.
(d)         Investment Advisory Contracts. Incorporated by reference.
(e)         UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. FILE HEREIN.
(f)         BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSON
            DIRECTORS AND TRUSTEES OF LORD ABBETT FUNDS. FILED HEREIN.
(g)         CUSTODIAN AGREEMENTS. Incorporated by reference.
(h)         OTHER MATERIAL CONTRACTS. TRANSFER AGENCY AGREEMENT. Incorporated by reference.
(i)         LEGAL OPINION. FILED HEREIN.
(j)         OTHER OPINION. CONSENT OF PUBLIC AUDITORS. FILED HEREIN.
(k)         OMITTED FINANCIAL STATEMENTS. Not applicable.
(l)         INITIAL CAPITAL AGREEMENTS. Incorporated by reference.
(m)         RULE 12b-1 PLANS.
            (i)   Form of Class A 12b-1 Plan incorporated by reference to Post-Effective
                  Amendment No. 33.
            (ii)  FORM OF CLASS B 12b-1 PLAN FILED HEREIN.
            (iii) FORM OF CLASS C 12b-1 PLAN FILED HEREIN.
            (iv)  FORM OF CLASS P 12b-1 PLAN FILED HEREIN.
(n)         FINANCIAL DATA SCHEDULE.  Not applicable.
(o)         RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No 33.
(p)         CODE OF ETHICS. FILED HEREWITH.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.

Item 25.    INDEMNIFICATION

            All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

            Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.


Item 27.    PRINCIPAL UNDERWRITERS

        (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Investment Trust
            Lord Abbett Large-Cap Growth Fund
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Research Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Tax-Free Income Trust
            Lord Abbett U.S. Government Money Market Fund, Inc.

        (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. The partners of Lord, Abbett & Co., who are also officers of the Registrant are:

            Name and Principal            Positions and Offices
            Business Address (1)          with Registrant
            --------------------          ---------------------
            Robert S. Dow                 Chairman and President
            Paul A. Hilstad               Vice President & Secretary
            Robert P. Fetch               Executive Vice President
            Robert I. Gerber              Executive Vice President
            W. Thomas Hudson, Jr.         Executive Vice President
            Stephen I. McGruder           Executive Vice President
            Robert G. Morris              Executive Vice President
            Eli M. Salzmann               Executive Vice President
            Joan A. Binstock              Vice President
            Daniel E. Carper              Vice President
            Christopher J. Towle          Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, Zane E. Brown John E. Erard, Daria L. Foster, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington.

            Each of the above has their principal business address:
            90 Hudson Street, Jersey City, NJ 07302-3973

        (c) Not applicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.    MANAGEMENT SERVICES

            None


Item 30.    UNDERTAKINGS

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 28 day of February, 2001.

                                       LORD ABBETT SECURITIES TRUST

                                       BY: /s/ CHRISTINA T. SIMMONS
                                          ------------------------------------
                                          Christina T. Simmons
                                          Vice President & Assistant Secretary

                                       BY: /s/ FRANCIE W. TAI
                                          ------------------------------------
                                          Francie W. Tai
                                          Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                                  Title                                           Date
----------                                                  -----                                           ----
/s/ Robert S. Dow                                        Chairman, President                          February 28, 2001
------------------------------------                     and Director/Trustee
Robert S. Dow

/s/ E. Thayer Bigelow                                    Director/Trustee                             February 28, 2001
------------------------------------
E. Thayer Bigelow

/s/ William H.T. Bush                                    Director/Trustee                             February 28, 2001
------------------------------------
William H.T. Bush

/s/ Robert B. Calhoun, Jr.                               Director/Trustee                             February 28, 2001
------------------------------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                                     Director/Trustee                             February 28, 2001
------------------------------------
Stewart S. Dixon

/s/ C. Alan  MacDonald                                   Director/Trustee                             February 28, 2001
------------------------------------
C. Alan MacDonald

/s/ Thomas J. Neff                                       Director/Trustee                             February 28, 2001
------------------------------------
Thomas J. Neff

                                       EXHIBIT A

                           Lord Abbett Affiliated Fund, Inc.

                         Lord Abbett Bond-Debenture Fund, Inc.

                        Lord Abbett Developing Growth Fund, Inc.

                             Lord Abbett Global Fund, Inc.

                             Lord Abbett Investment Trust

                           Lord Abbett Large-Cap Growth Fund

                          Lord Abbett Mid-Cap Value Fund, Inc.

                             Lord Abbett Research Fund, Inc.

                              Lord Abbett Securities Trust

                              Lord Abbett Series Fund, Inc.

                         Lord Abbett Tax-Free Income Fund, Inc.

                            Lord Abbett Tax-Free Income Trust

             Lord Abbett U.S. Government Securities Money Market Fund, Inc.